EXHIBIT 99.1


                               [THE MONEY STORE]

                                 [FIRST UNION
                             CAPITAL MARKETS CORP.]


                        BUSINESS LOAN BACKED TRUST 1999-1
                         TERM SHEET DATED JUNE 16, 1999

ISSUER.....................   The Money Store Business Loan Backed Trust 1999-1.

SELLER AND SERVICER........   The Money Store Commercial Mortgage Inc.

INDENTURE TRUSTEE..........   HSBC Bank USA

OWNER TRUSTEE..............   Chase Manhattan Bank Delaware

CUSTODIAN..................   First Union National Bank

MANAGERS...................   First Union Capital Markets Corp. (Lead & Books)
                              Prudential Securities (Co-Manager)
                              Salomon Smith Barney (Co-Manager)

REMARKETING AGENT..........   First Union Capital Markets Corp.

CUTOFF DATE................   May 31, 1999

CLOSING DATE...............   June [29], 1999

PRICING....................   To Call

REGISTRATION...............   DTC, Cedelbank, societe anonyme, or the Euroclear
                              System

INTEREST CALCULATION.......   Classes are payable monthly starting July 15,
                              1999. Classes accrue interest monthly on an Actual/360 basis. The pass-through rate for the Classes other than Class AS-3 will be equal to the lesser of (i) One-Month LIBOR plus their respective margins or (ii) the Available
                              Funds Cap. The Class AS-3 Notes will bear interest at a floating rate, which shall be established and reset on a monthly basis and in such manner as shall be described in the Prospectus Supplement.

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

AVAILABLE FUNDS CAP.......    Interest on the Notes will be subject to an
                              Available Funds Cap calculated as follows: current period interest on such Loans less transaction fees divided by the principal balance of such Notes, expressed on an Actual/360 basis.

THE NOTES OFFERED.........    Pool I:

                              Class AS-1 LIBOR + [ ] % Notes in the aggregate principal amount of [$ 137,788,000]

                              Class AS-2 LIBOR + [ ] % Notes in the aggregate principal amount of [$ 141,057,000]

                              Class AS-3 Auction Rate Notes in the aggregate principal amount of [$ 190,443,000]

                              Class MS-1 LIBOR + [ ] % Notes in the aggregate principal amount of [$ 22,084,000]

                              Class MS-2 LIBOR + [ ] % Notes in the aggregate principal amount of [$ 23,464,000]

                              Class BS LIBOR + [ ] % Notes in the aggregate principal amount of [$ 12,422,000]

                              Pool II:

                              Class AN LIBOR + [ ] % Notes in the aggregate principal amount of [$ 55,396,000]

                              Class MN LIBOR + [ ] % Notes in the aggregate principal amount of [$ 2,229,000]

                              Class BN LIBOR + [ ] % Notes in the aggregate principal amount of [$ 4,457,000]

PREPAYMENT ASSUMPTION.....    12% CPR

SERVICING FEE.............    0.40% per annum of the unpaid principal balance of
                              each loan

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

OTHER FEES................    approximately 0.03% per annum of the unpaid
                              principal balance of each loan

ADVANCES..................    The servicer will advance delinquent payments of
                              interest (but not principal) on the loans unless the servicer determines that such advance would not be recovered from future payments on the loans. These advances are only intended to maintain a regular flow of scheduled interest payments on the notes and are not intended to guarantee or insure against losses.

PREPAYMENT INTEREST
 SHORTFALL.................   The servicer will pay compensating interest at the
                              weighted average Note rate for any prepayment interest shortfalls, up to the amount of its servicing compensation for that month.

THE LOANS..................   The Trust will consist primarily of two pools
                              ("Pool I" and "Pool II," respectively, and each a "Pool") of loans having an aggregate principal balance of $615,777,514.94. The loans were made to small business concerns in conjunction with either
                              (i) the SBA 504 Loan Program (such loans, the "SBA
                              504 Loans"), (ii) the SBAss.7(a) Program (such loans, the "Section 7(a) Companion Loans" and, together with the SBA 504 Loans, the "Related
                              Loans"), (iii) the Conventional Commercial Loan
                              Program or (iv) the multifamily loans (such loans, the "Multifamily Loans" and, together with the Related Loans and the CCL Loans, the "Business
                              Loans"). The Business Loans assigned to the first
                              Pool are referred to as the "Pool I Loans." The
                              Business Loans assigned to the second Pool are referred to as the "Pool II Loans." The Loans are not guaranteed by the U.S. Small Business
                              Administration.

TERMS OF THE SECURITIES:

A. Payment Dates...........   Interest and principal on the Notes will generally
                              be made on the 15th day of each month, beginning
                              July 15, 1999. If the 15th is not a business day, then the payments will be made on the following business day.

B. Interest Rates..........   The Notes will have floating interest rates. All
                              Notes, except Class AS-1, AS-2 and AS-3 Notes will contain a coupon step-up feature equal to 2 times the initial margin if the optional redemption is not exercised. Class AS-3 Notes will bear interest at a floating rate, which shall be established and reset on a monthly basis and in such manner as shall be described in the Prospectus Supplement.

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

C. Interest Accrual
    Periods................   Interest on the Notes will accrue in the following
                              manner: INITIAL ACCRUAL PERIOD - The period beginning on the Closing Date and ending on July
                              14, 1999. SUBSEQUENT ACCRUAL PERIODS - The period beginning on the 15th day of the month preceding a remittance date and ending on the 14th day of the month of such remittance date. INTEREST
                              CALCULATIONS - Actual/360

D. Principal Payments......   Principal payments on the notes will be made from:
                              (i)   principal collections received on the loans
                              (ii)  excess interest received on the loans
                              (iii) draws on the letters of credit

                              The loans and notes will be divided into two pools. Principal payments received on the loans of one pool will be paid to the notes of that pool.

E. Legal Finals...........    The Trust must pay the outstanding principal
                              amount of each Class of Notes by the final scheduled Payment Date (each, a "Legal Final") indicated below:

                              ------------------------------------------
                              Class                         Legal Final
                              ------------------------------------------
                              AS-1                           06/15/13
                              ------------------------------------------
                              AS-2                           09/15/21
                              ------------------------------------------
                              AS-3                           03/15/28
                              ------------------------------------------
                              MS-1                           03/15/28
                              ------------------------------------------
                              MS-2                           03/15/28
                              ------------------------------------------
                              BS                             10/15/26
                              ------------------------------------------
                              AN                             01/15/22
                              ------------------------------------------
                              MN                             05/15/22
                              ------------------------------------------
                              BN                             12/15/22
                              ------------------------------------------

F. Optional Redemption....    The servicer may, at its option, terminate the
                              trust on any date on which the then outstanding aggregate principal balance of the loans is less than 10% of the aggregate principal balance of the loans as of the cut-off date.

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

G. Denominations..........    The notes will be issued in book-entry form in
                              minimum denominations of $25,000 and in multiples of $1,000 in excess thereof.

H. Tax Status.............    A real estate mortgage investment conduit election
                              will be made for certain assets in Pool I. No real estate mortgage investment conduit election will be made for Pool II. Stroock & Stroock & Lavan
                              LLP, special Federal tax counsel, will give its opinion that, for Federal income tax purposes, the notes will be characterized as debt, and that the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation or as a taxable mortgage pool.

                              Special considerations may apply to cash method holders of Class M and Class B notes by reason of the subordination of the Class M and Class B notes. Also, special considerations may apply to individuals and certain pass-through entities that hold notes.

I.   ERISA ...............    Subject to certain considerations, the notes are
                              eligible for purchase by employee benefit plans.

CREDIT ENHANCEMENT:

A. Initial
    Overcollateralization
    Amount................    The Initial Pool Balance for Pool I,
                              $552,104,110.48 will exceed the $527,258,000
                              initial aggregate principal amount of the Pool I
                              Securities, by an amount equal to $24,846,110.48, which amount is approximately 4.5% of the Initial
                              Pool Balance for Pool I.

                              The Initial Pool Balance for Pool II,
                              $63,673,404.46 will exceed the $62,082,000 initial
                              aggregate principal amount of the Pool II
                              Securities, by an amount equal to $1,591,404.46, which amount is approximately 2.5% of the Initial Pool Balance for Pool II.

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

B. Subordination..........    Payments on the Class B notes of one pool will be
                              subordinate to payments on the Class A and Class M notes of that pool, and payments on the Class M notes of one pool will be subordinate to payments on the Class A notes of that pool.

C. Letter of Credit.......    First Union National Bank will issue a variable
                              amount letter of credit for Pool I and Pool II.
                              The initial amount of the Letter of Credit will be 2.50% and 7.22% of the original outstanding pool balance of Pool I and Pool II, respectively.
                              Beginning on the 25th month, excess cash will be used to create overcollateralization until the required overcollateralization targets have been met. The letter of credit will then step down in the amount of additional overcollateralization created in that period. As a result it is anticipated that the Letter of Credit will be replaced with overcollateralization by the 37th and 47th month on Pool I and Pool II, respectively.

E. RELEASE OF
    OVERCOLLATERALIZATION
    AMOUNT................    Pool I: Credit enhancement for such pool is
                              provided by the following: letter of credit, excess cash, overcollateralization, subordination, and cross collateralization. The required credit enhancement is equal to 7.00% of the initial Pool
                              I balance prior to Step-down Date.

                              On each Distribution Date (a) before the Step-down Date (July 15, 2001), the Principal Distribution Amount for Pool I will be distributed sequentially to the Class AS-1, Class AS-2, Class AS-3, Class MS-1, Class MS-2 and Class BS Notes, in that order, until the Principal Balance of each such class has been reduced to zero. If Class MS-1, Class MS-2, Class BS notes are retired due to losses, Class AS-1, Class AS-2, Class AS-3 will receive payments pro-rata.

                              Following the occurrence of the Step-down Date and so long as the senior credit enhancement has been achieved, the Class AS Notes receive 100% of the Principal Distribution Amount until the required credit enhancement is reached. The Notes will be paid in the proper proportions to maintain their subordination levels until the required credit enhancement reaches a floor equal to 2.00% of the initial Pool I balance. At and after that point, the Total Overcollateralization Amount will be maintained at the floor.

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

                              Pool II: Credit enhancement for such pool is provided by the following: letter of credit, excess cash, overcollateralization, subordination, and cross collateralization. The required credit enhancement is equal to 12.50% of the initial Pool II balance prior to Step-down Date.

                              On each Distribution Date (a) before the Step-down Date (July 15, 2001), the Principal Distribution Amount for Pool II will be distributed sequentially to the Class AN, Class MN, and Class BN Notes, in that order, until the Principal Balance of each such class has been reduced to zero.

                              Following the occurrence of the Step-down Date and so long as the senior credit enhancement has been achieved, the Class AN Notes receive 100% of the Principal Distribution Amount until the required credit enhancement is reached. The Notes will be paid in the proper proportions to maintain these subordination levels in line until the required credit enhancement reaches a floor equal to 2.00% of the initial Pool II balance. At and after that point, the Total Overcollateralization Amount will be maintained at the floor.

                              Prior to release of excess interest, pool I and pool II will be cross collaterateralized to prevent writedowns to the respective Notes.

                              The Class CI Certificate, which is not offered, will get all excess cash from Pool I.

                              The Class CII Certificate, which is not offered, will get all excess cash from Pool II.

PRIORITY OF PAYMENTS.......   On each remittance date, amounts available to make
                              distributions on such Pool of Notes will be applied in the following order of priority:

                              ----------------------------------------------
                              | fees owed to the transaction parties       |
                              ----------------------------------------------

                              ----------------------------------------------
                              | interest to the Class A notes of such pool |
                              ----------------------------------------------

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

                              ----------------------------------------------
                              | interest to the Class M notes of such pool  |
                              ----------------------------------------------

                              ----------------------------------------------
                              | interest to the Class B notes of such pool  |
                              ----------------------------------------------

                              ----------------------------------------------
                              | letter of credit fee on such pool           |
                              ----------------------------------------------

                              ----------------------------------------------
                              | principal to the Class A notes of such pool |
                              ----------------------------------------------

                              ----------------------------------------------
                              | principal to the Class M notes of such pool |
                              ----------------------------------------------

                              ----------------------------------------------
                              | principal to the Class B notes of such pool |
                              ----------------------------------------------

                              ----------------------------------------------
                              | reimbursements to the servicer              |
                              ----------------------------------------------

                              ----------------------------------------------
                              | reimbursements to the letter of credit      |
                              | provider                                    |
                              ----------------------------------------------

                              ----------------------------------------------
                              | Cross-support of pools                      |
                              ----------------------------------------------

                              ----------------------------------------------
                              | interest not received on prior remittance  |
                              | dates due to interest rate caps            |
                              ----------------------------------------------

                              ----------------------------------------------
                              | ANY REMAINDER TO THE CERTIFICATES          |
                              ----------------------------------------------

RATING OF THE NOTES........   The notes will be rated by Moody's Investor
                              Service, Inc. and Duff & Phelps Credit Rating Co.
                              and will bear the following ratings:

                              -------------------------------------------------
                                                     Initial       Required
                                                     Credit        Credit
                              Class  Moody's/Duff    Enhancement   Enhancement
                             --------------------------------------------------
                                AS    Aaa/AAA         17.50         26.250
                             --------------------------------------------------
                                MS-1  Aa1/AA          13.50         20.250
                             --------------------------------------------------
                                MS-2  A2/A             9.25         13.875
                             --------------------------------------------------
                                BS    Baa2/BBB         7.00         10.500
                             --------------------------------------------------
                                AN    Aaa/AAA         23.00         34.500
                             --------------------------------------------------
                                MN    A2/A            19.50         29.250
                             --------------------------------------------------
                                BN    Baa2/BBB        12.50         18.750
                             --------------------------------------------------

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

CONTACT...................    Bill Ingram, Managing Director Capital Markets
                              Syndicate Desk Ph: 704-383-7727 Email:
                              bill.ingram@funb.com

              WEIGHTED AVERAGE LIFE (WAL) AND PAYMENT WINDOW TABLE
                                   TO MATURITY

      CPR                 0          6           8         12         16          20          35
    POOL I
Class AS1 Note
WAL                     7.682      1.781       1.431      1.000      0.748       0.592       0.315

DURATION                5.813      1.631       1.325      0.940      0.710       0.565       0.303
FIRST PAY             7/15/99    7/15/99     7/15/99    7/15/99    7/15/99     7/15/99     7/15/99
LAST PAY             06/15/13   01/15/03    04/15/02   07/15/01   01/15/01     9/15/00     2/15/00
PERIODS               1 - 167     1 - 42      1 - 33     1 - 24     1 - 18      1 - 14       1 - 7

CLASS AS2 NOTE

WAL                    18.174      6.317       4.946      3.445      2.629       2.098       1.096

DURATION               10.994      5.106       4.156      3.027      2.367       1.919       1.033
FIRST PAY            06/15/13   01/15/03    04/15/02   07/15/01   01/15/01     9/15/00     2/15/00
LAST PAY             09/15/21   06/15/09    05/15/07   12/15/04   08/15/03    10/15/02    02/15/01
PERIODS             168 - 266   43 - 119     34 - 94    25 - 65    19 - 49     15 - 39      8 - 19

CLASS AS3 NOTE

WAL                    25.929     17.701      15.082     11.145      8.608       6.902       3.664

DURATION               13.563     10.852       9.769      7.913      6.521       5.476       3.185
FIRST PAY            09/15/21   06/15/09    05/15/07   12/15/04   08/15/03    10/15/02    02/15/01
LAST PAY             03/15/28   02/15/26    02/15/24   07/15/19   09/15/15    11/15/12    01/15/07
PERIODS             267 - 344  120 - 319    95 - 295   66 - 240   50 - 194    40 - 160     20 - 90

CLASS MS1 NOTE

WAL                    24.216     14.992      12.744      9.469      7.367       5.967       3.561

DURATION               12.021      8.936       7.994      6.482      5.385       4.575       3.020
FIRST PAY            11/15/16   01/15/05    10/15/03   07/15/02   02/15/02    10/15/01    09/15/01
LAST PAY             03/15/28   05/15/26    07/15/24   01/15/20   03/15/16    05/15/13    06/15/07
PERIODS             209 - 344   67 - 322    52 - 300   37 - 246   32 - 200    28 - 166     27 - 95

CLASS MS2 NOTE

WAL                    24.061     14.317      11.930      8.631      6.604       5.319       3.095

DURATION               11.273      8.393       7.471      5.992      4.928       4.164       2.661
FIRST PAY            11/15/16   01/15/05    10/15/03   07/15/02   03/15/02    11/15/01    07/15/01
LAST PAY             03/15/28   05/15/26    08/15/24   02/15/20   04/15/16    05/15/13    06/15/07
PERIODS             209 - 344   67 - 322    52 - 301   37 - 247   33 - 201    29 - 166     25 - 95

CLASS BS NOTE

WAL                    23.923     13.824      11.397      8.149      6.227       5.009       2.864

DURATION                9.660      7.422       6.650      5.383      4.466       3.799       2.414
FIRST PAY            11/15/16   01/15/05    10/15/03   07/15/02   04/15/02    01/15/02    07/15/01
LAST PAY             10/15/26   06/15/20    06/15/17   11/15/12   10/15/09    09/15/07    11/15/03
PERIODS             209 - 327   67 - 251    52 - 215   37 - 160   34 - 123     31 - 98     25 - 52


                    Weighted Average Life (WAL) and Payment Window Table
                                         TO MATURITY


    POOL II
      CPR                   0          6           8         12         16          20          35
Class AN Note

WAL                     7.524      5.184       4.657      3.803      3.179       2.706       1.619

DURATION                5.406      4.007       3.666      3.095      2.653       2.303       1.447
FIRST PAY             7/15/99    7/15/99     7/15/99    7/15/99    7/15/99     7/15/99     7/15/99
LAST PAY             01/15/22   11/15/15    12/15/14   09/15/12   11/15/10    02/15/09    11/15/05
PERIODS               1 - 270    1 - 196     1 - 185    1 - 158    1 - 136     1 - 115      1 - 76

CLASS MN NOTE

WAL                    12.352      8.719       7.955      6.671      5.682       4.873       3.208

DURATION                7.932      6.223       5.800      5.064      4.456       3.935       2.763
FIRST PAY            06/15/05   08/15/03    04/15/03   11/15/02   06/15/02    02/15/02    07/15/01
LAST PAY             05/15/22   02/15/16    03/15/15   01/15/13   03/15/11    07/15/09    02/15/06
PERIODS              72 - 274   50 - 199    46 - 188   41 - 162   36 - 140    32 - 120     25 - 79

CLASS BN NOTE

WAL                    12.316      8.759       7.972      6.737      5.782       5.026       3.225

DURATION                6.919      5.602       5.254      4.667      4.178       3.765       2.637
FIRST PAY            06/15/05   08/15/03    05/15/03   12/15/02   08/15/02    04/15/02    07/15/01
LAST PAY             12/15/22   01/15/17    09/15/15   09/15/13   12/15/11    04/15/10    08/15/06
PERIODS              72 - 281   50 - 210    47 - 194   42 - 170   38 - 149    34 - 129     25 - 85



This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.


              WEIGHTED AVERAGE LIFE (WAL) AND PAYMENT WINDOW TABLE
                                     TO CALL

      CPR             0           6           8         12          16         20          35
    POOL I
Class AS1 Note
WAL                     7.682      1.781       1.431      1.000      0.748       0.592       0.315

DURATION                5.813      1.631       1.325      0.940      0.710       0.565       0.303
FIRST PAY             7/15/99    7/15/99     7/15/99    7/15/99    7/15/99     7/15/99     7/15/99
LAST PAY             06/15/13   01/15/03    04/15/02   07/15/01   01/15/01     9/15/00     2/15/00
PERIODS               1 - 167     1 - 42      1 - 33     1 - 24     1 - 18      1 - 14       1 - 7

CLASS AS2 NOTE

WAL                    18.174      6.317       4.946      3.445      2.629       2.098       1.096

DURATION               10.994      5.106       4.156      3.027      2.367       1.919       1.033
FIRST PAY            06/15/13   01/15/03    04/15/02   07/15/01   01/15/01     9/15/00     2/15/00
LAST PAY             09/15/21   06/15/09    05/15/07   12/15/04   08/15/03    10/15/02    02/15/01
PERIODS             168 - 266   43 - 119     34 - 94    25 - 65    19 - 49     15 - 39      8 - 19

CLASS AS3 NOTE

WAL                    25.809     17.225      14.529     10.601      8.149       6.507       3.436

DURATION               13.537     10.725       9.599      7.696      6.301       5.260       3.023
FIRST PAY            09/15/21   06/15/09    05/15/07   12/15/04   08/15/03    10/15/02    02/15/01
LAST PAY             03/15/27   02/15/22    05/15/19   07/15/14   04/15/11    12/15/08    08/15/04
PERIODS             267 - 332  120 - 271    95 - 238   66 - 180   50 - 141    40 - 113     20 - 61

CLASS MS1 NOTE

WAL                    24.062     14.370      11.987      8.671      6.660       5.335       3.159

DURATION               11.993      8.791       7.792      6.203      5.083       4.263       2.754
FIRST PAY            11/15/16   01/15/05    10/15/03   07/15/02   02/15/02    10/15/01    09/15/01
LAST PAY             03/15/27   02/15/22    05/15/19   07/15/14   04/15/11    12/15/08    08/15/04
PERIODS             209 - 332   67 - 271    52 - 238   37 - 180   32 - 141    28 - 113     27 - 61

CLASS MS2 NOTE

WAL                    24.042     14.278      11.876      8.569      6.568       5.270       3.053

DURATION               11.270      8.384       7.457      5.972      4.913       4.140       2.634
FIRST PAY            11/15/16   01/15/05    10/15/03   07/15/02   03/15/02    11/15/01    07/15/01
LAST PAY             03/15/27   02/15/22    05/15/19   07/15/14   04/15/11    12/15/08    08/15/04
PERIODS             209 - 332   67 - 271    52 - 238   37 - 180   33 - 141    29 - 113     25 - 61

CLASS BS NOTE

WAL                    23.923     13.824      11.397      8.149      6.227       5.009       2.864

DURATION                9.660      7.422       6.650      5.383      4.466       3.799       2.414
FIRST PAY            11/15/16   01/15/05    10/15/03   07/15/02   04/15/02    01/15/02    07/15/01
LAST PAY             10/15/26   06/15/20    06/15/17   11/15/12   10/15/09    09/15/07    11/15/03
PERIODS             209 - 327   67 - 251    52 - 215   37 - 160   34 - 123     31 - 98     25 - 52


                    Weighted Average Life (WAL) and Payment Window Table
                                           TO CALL

    POOL II
      CPR                   0          6           8         12         16          20          35
Class AN Note

WAL                     7.524      5.184       4.657      3.803      3.179       2.706       1.590

DURATION                5.406      4.007       3.666      3.095      2.653       2.303       1.426
FIRST PAY             7/15/99    7/15/99     7/15/99    7/15/99    7/15/99     7/15/99     7/15/99
LAST PAY             01/15/22   11/15/15    12/15/14   09/15/12   11/15/10    12/15/08    08/15/04
PERIODS               1 - 270    1 - 196     1 - 185    1 - 158    1 - 136     1 - 113      1 - 61

CLASS MN NOTE

WAL                    12.352      8.719       7.955      6.671      5.682       4.812       2.994

DURATION                7.932      6.223       5.800      5.064      4.456       3.901       2.616
FIRST PAY            06/15/05   08/15/03    04/15/03   11/15/02   06/15/02    02/15/02    07/15/01
LAST PAY             05/15/22   02/15/16    03/15/15   01/15/13   03/15/11    12/15/08    08/15/04
PERIODS              72 - 274   50 - 199    46 - 188   41 - 162   36 - 140    32 - 113     25 - 61

CLASS BN NOTE

WAL                    12.316      8.759       7.972      6.737      5.742       4.889       2.983

DURATION                6.919      5.602       5.254      4.667      4.162       3.702       2.489
FIRST PAY            06/15/05   08/15/03    05/15/03   12/15/02   08/15/02    04/15/02    07/15/01
LAST PAY             12/15/22   01/15/17    09/15/15   09/15/13   04/15/11    12/15/08    08/15/04
PERIODS              72 - 281   50 - 210    47 - 194   42 - 170   38 - 141    34 - 113     25 - 61

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

CERTAIN CHARACTERISTICS OF THE POOL I BUSINESS LOANS

          As of the Cut-Off Date, the Pool I Business Loans bore interest at rates ranging from 6.52% to 10.50% per annum. The weighted average interest rate on the Pool I Business Loans, as of the Cut-Off Date, was 8.92% per annum. As of the Cut-Off Date, the lowest principal balance of any Pool I Business Loans was $71,250 and the highest was $3,543,487.41. As of the Cut-Off Date, the average principal balance of the Pool I Business Loans was $757,344.46. The weighted average remaining terms to stated maturity of the Pool I Business Loans was approximately 339 months. The weighted average term to stated maturity of the Pool I Business Loans at origination was 345 months. As of the Cut-off Date, no individual Pool I Loan constituted more than 1.0% of the principal balance of the Pool I Loans.

          Set forth below is a description of certain characteristics of Business Loans expected to constitute the Business Loans in Pool I as of the Closing Date. It is expected that the Seller will sell to the Trust Fund Pool I Business Loans having overall characteristics substantially similar to the Business Loans described herein. Certain of the percentage columns may not sum to 100.00% due to rounding.

------------------------------------------------------------------------------
Pool I Summary
------------------------------------------------------------------------------
Average Outstanding Balance                                 $757,344.46
------------------------------------------------------------------------------
Weighted Average Interest Rate                              8.92%
------------------------------------------------------------------------------
Weighted Average Gross Margin                               2.13%
------------------------------------------------------------------------------
Weighted Average Original Term                              345 months
------------------------------------------------------------------------------
Weighted Average Remaining Term                             339 months
------------------------------------------------------------------------------
Weighted Average Debt Service Coverage Ratio                1.74
------------------------------------------------------------------------------
Weighted Average LTV                                        58.49
------------------------------------------------------------------------------



The interest rates borne by the Business Loans (the "Business Loans Interest Rate") in Pool I were distributed as follows as of the Cut-Off Date:

                                     POOL I

                            GROSS INTEREST RATE RANGE

Gross                   Number          Aggregate               Percentage of
Interest Rate             of           Cut-Off Date              Cut-Off Date
Range                   Loans        Principal Balance        Principal Balance



6.501 - 7.000             2              843,682.35              0.15%
7.001 - 7.500            19           13,758,261.88              2.49%
7.501 - 8.000            76           70,876,581.18             12.84%
8.001 - 8.500            93           85,822,167.96             15.54%
8.501 - 9.000           115           95,078,445.76             17.22%
9.001 - 9.500           247          167,524,201.34             30.34%
9.501 - 10.000          161          109,746,963.13             19.88%
10.001 - 10.500          16            8,453,806.88              1.53%
------------------------------------------------------------------------------
TOTAL:                  729          552,104,110.48            100.00%


          The Margins added on each Interest Adjustment Date to determine the new Business Loan Interest Rate for the Pool I Business Loans were distributed as of the Cut-Off Date as follows:

                                     POOL I

                             DISTRIBUTION OF MARGINS

                                                                  % of Cut-Off
Gross Margin               No. of       Current Ung.               Current Ung.
                           Loans      Principal Balance              Balance

0.001 - 0.500                5          5,981,955.47                 1.08%
0.501 - 1.000               63         55,226,725.52                10.00%
1.001 - 1.500              192        136,031,552.83                24.64%
1.501 - 2.000              204        140,535,047.81                25.45%
2.001 - 2.500               73         43,098,195.25                 7.81%
2.501 - 3.000               75         68,330,761.13                12.38%
3.001 - 3.500               89         79,177,523.68                14.34%
3.501 - 4.000               23         21,226,223.97                 3.84%
4.001 - 4.500                2            561,628.28                 0.10%
4.501 - 5.000                3          1,934,496.54                 0.35%
-------------------------------------------------------------------------------
TOTAL:                     729        552,104,110.48               100.00%


The maximum lifetime Business Loan Interest Rates borne by the Pool I Business Loans were as follows:

                                     POOL I

                            DISTRIBUTION OF LIFE CAP




                 Number       Aggregate           Percentage of
Gross             of         Cut-Off Date         Cut-Off Date        Cumulative
Life Cap         Loans       Principal Balance     Principal Balance  Percentage

8.001 - 8.500       2        1,357,178.17              0.25%           100.00%
8.501 - 9.000       6        3,175,488.05              0.58%            99.75%
9.001 - 9.500      19        5,877,506.13              1.06%            99.17%
9.501 - 10.000      4        1,012,511.98              0.18%            98.11%
10.001 - 10.500     1          131,213.07              0.02%            97.93%
12.501 - 13.000     1          678,312.35              0.12%            97.91%
13.001 - 13.500     2          812,634.13              0.15%            97.79%
13.501 - 14.000    16       15,983,949.70              2.90%            97.64%
14.001 - 14.500    22       16,467,109.59              2.98%            94.74%
14.501 - 15.000    31       23,254,795.65              4.21%            91.76%
15.001 - 15.500    38       29,534,734.27              5.35%            87.55%
15.501 - 16.000    13        7,173,910.28              1.30%            82.20%
Uncapped          574      446,644,767.11             80.90%           80.90%
-------------------------------------------------------------------------------
TOTAL:            729      552,104,110.48            100.00  %

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

          The minimum lifetime Business Loan Interest Rates borne by the Pool I Business Loans were as follows (1):

                                     POOL I

                           DISTRIBUTION OF LIFE FLOOR

                   Number        Aggregate                   Percentage of
Gross               of           Cut-Off Date                Cut-Off Date
Life Floor         Loans         Principal Balance           Principal Balance


  0.00              574          446,644,767.11                  80.90%
2.501 - 3.000         1              678,312.35                   0.12%
3.001 - 3.500         2              812,634.13                   0.15%
3.501 - 4.000        16           15,983,949.70                   2.90%
4.001 - 4.500        22           16,467,109.59                   2.98%
4.501 - 5.000        32           23,657,552.40                   4.28%
5.001 - 5.500        38           29,534,734.27                   5.35%
5.501 - 6.000        12            6,771,153.53                   1.23%
8.001 - 8.500         2            1,357,178.17                   0.25%
8.501 - 9.000         6            3,175,488.05                   0.58%
9.001 - 9.500        19            5,877,506.13                   1.06%
9.501 - 10.000        4            1,012,511.98                   0.18%
10.001 - 10.500       1              131,213.07                   0.02%
-------------------------------------------------------------------------------
     TOTAL:         729          552,104,110.48                 100.00%

(1) Business Loans without stated life floors are assumed to have the applicable margin at a floor.

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

          The distribution of the number of remaining months to maturity of the Pool I Business Loans as of the Cut-Off Date was as follows:

                                     POOL I

                       REMAINING MONTHS TO STATED MATURITY


                                                                Percentage of
                               Number of      Cut-Off Date       Cut-Off Date
Remaining Term (Months)         Loans      Principal Balance   Principal Balance

49 - 60                           1          975,962.95             0.18%
97 - 108                          1          253,666.61             0.05%
109 - 120                         6        2,459,972.60             0.45%
133 - 144                         2        1,281,967.52             0.23%
169 - 180                         9        4,147,812.87             0.75%
181 - 192                         1          207,553.86             0.04%
193 - 204                         1        1,493,624.71             0.27%
205 - 216                         4        3,306,792.03             0.60%
217 - 228                         8        4,801,490.38             0.87%
229 - 240                        19       13,163,790.24             2.38%
241 - 252                         1          290,763.54             0.05%
253 - 264                         8        3,131,632.20             0.57%
265 - 276                         4        3,099,875.29             0.56%
277 - 288                        15       12,364,902.13             2.24%
289 - 300                        27       24,788,558.82             4.49%
301 - 312                         4        1,752,251.93             0.32%
313 - 324                         6        5,833,806.03             1.06%
325 - 336                         4        2,997,535.81             0.54%
337 - 348                        82       59,233,864.41            10.73%
349 - 360                       526      406,518,286.55            73.63%
------------------------------------------------------------------------------
TOTAL:                          729      552,104,110.48           100.00%

This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

          The distribution of the number of months since origination of the Pool I Business Loans as of the Cut-Off Date was as follows:

                                     POOL I

                                   AGE OF LOAN

                  Number       Aggregate                      Percentage of
                    of         Cut-Off Date                   Cut-Off Date
Age (Months)      Loans        Principal Balance              Principal Balance

0.00               76           59,542,695.81                     10.78%
01-11             570          431,117,752.00                     78.09%
12-24              83           61,443,662.67                     11.13%
-------------------------------------------------------------------------------
TOTAL:            729          552,104,110.48                    100.00%


          The years in which the Pool I Business Loans were originated are as follows:

                                     POOL I

                              YEARS OF ORIGINATION


                                 Aggregate                Percentage of
Year  of            Number of    Cut-Off Date             Cut-Off Date
Origination          Loans       Principal Balance       Principal Balance

1997                  16           15,400,247.38            2.79%
1998                 458          343,887,268.70           62.29%
1999                 255          192,816,594.40           34.92%
------------------------------------------------------------------------------
TOTAL:               729          552,104,110.48          100.00%

(1) Represents the ratio of annual net operating income to the pro forma annual debt service payments.


This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

          The distribution of the debt-service coverage ratios at origination of the Pool I Business Loans was as follows: (1)

                                     POOL I

                           DEBT SERVICE COVERAGE RATIO

Debt Service                         Aggregate            Percentage of
Coverage Ratio      Number of       Cut-Off Date           Cut-Off Date
Range               Loans          Principal Balance      Principal Baalance


0.00                  7            4,134,280.24              0.75%
0.01 - 0.50          11            6,627,341.76              1.20%
0.51 - 1.00          15           13,018,167.82              2.36%
1.01 - 1.50         349          291,434,884.36             52.79%
1.51 - 2.00         184          129,480,839.19             23.45%
2.01 - 2.50          85           60,709,935.26             11.00%
2.51 - 3.00          26           18,472,514.73              3.35%
3.01 - 3.50          19           10,880,277.42              1.97%
3.51 - 4.00           7            5,251,669.46              0.95%
4.01 - 4.50           6            2,290,853.33              0.41%
4.51 - 5.00           6            2,224,818.27              0.40%
5.01 - 5.50           2              601,941.97              0.11%
5.51 - 6.00           2              956,806.00              0.17%
6.01 - 6.50           1              247,076.15              0.04%
6.51 - 7.00           1            1,106,046.95              0.20%
7.01 - 7.50           1              405,076.67              0.07%
7.51 - 8.00           1              446,463.71              0.08%
8.51 - 9.00           1              840,000.00              0.15%
9.51 - 10.00          1              412,582.50              0.07%
10.01 - 10.50         1              408,959.88              0.07%
10.51 - 11.00         1              264,374.81              0.05%
11.01 - 11.50         1              686,200.00              0.12%
13.51 - 14.00         1            1,203,000.00              0.22%
-------------------------------------------------------------------------------
TOTAL:              729          552,104,110.48            100.00%


This Structural Term Sheet, Collateral Term sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Fist Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The distribution of the Loan-to-Value Ratios of the Pool I Business Loans as of the Cut-Off Date was as follows: (1)

                                     POOL I
                          ORIGINAL LOAN-TO-VALUE RATIOS


                                              AGGREGATE            PERCENTAGE OF
ORIGINAL                NUMBER OF            CUT-OFF DATE          CUT-OFF DATE
LOAN-TO-VALUE           BUSINESS              PRINCIPAL              PRINCIPAL
RATIO                     LOANS                BALANCE                BALANCE

0.00                           1                622,903.58             0.11  %
0.01 - 10.00                  11              6,045,887.98             1.10  %
10.01 - 20.00                 39             27,421,411.90             4.97  %
20.01 - 30.00                 47             38,286,702.93             6.93  %
30.01 - 40.00                 90             58,442,370.63            10.59  %
40.01 - 50.00                 98             69,356,592.52            12.56  %
50.01 - 60.00                112             87,911,449.36            15.92  %
60.01 - 70.00                 94             83,612,159.81            15.14  %
70.01 - 80.00                111             88,103,700.29            15.96  %
80.01 - 90.00                 52             40,299,528.76             7.30  %
90.01 - 100.00                54             38,225,906.67             6.92  %
100.01 - 110.00               10              7,540,346.12             1.37  %
110.01 - 120.00                5              2,707,389.48             0.49  %
120.01 - 125.00                4              3,096,621.50             0.56  %
125.01 >=                      1                431,138.95             0.08  %
-------------------------------------------------------------------------------
TOTAL:                       729            552,104,110.48           100.00  %



(1) For each Pool I Business Loan, the "Loan-to-Value Ratio" is defined as the original principle balance of such Business Loan as of its date of origination divided by the appraised value of the collateral securing such Business Loan.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The distribution of the original terms of the Pool I Business Loans in months was as follows:

                                     POOL I

                                  ORIGINAL TERM


                                              AGGREGATE         PERCENTAGE OF
                            NUMBER OF        CUT-OFF DATE        CUT-OFF DATE
ORIGINAL TERM (MONTHS)        LOANS       PRINCIPAL BALANCE   PRINCIPAL BALANCE

49 - 60                          1             975,962.95             0.18  %
109 - 120                        7           2,713,639.21             0.49  %
133 - 144                        2           1,281,967.52             0.23  %
169 - 180                        8           3,255,337.96             0.59  %
181 - 192                        2           1,100,028.77             0.20  %
193 - 204                        1           1,493,624.71             0.27  %
205 - 216                        3           2,669,013.10             0.48  %
217 - 228                        2           1,245,260.95             0.23  %
229 - 240                       26          17,357,798.60             3.14  %
241 - 252                        1             290,763.54             0.05  %
253 - 264                        8           3,131,632.20             0.57  %
265 - 276                        4           3,099,875.29             0.56  %
277 - 288                        4           2,014,808.31             0.36  %
289 - 300                       38          35,138,652.64             6.36  %
301 - 312                        2           1,218,460.78             0.22  %
313 - 324                        8           6,367,597.18             1.15  %
325 - 336                        4           2,997,535.81             0.54  %
337 - 348                        2           2,134,961.65             0.39  %
349 - 360                      606         463,617,189.31            83.97  %
------------------------------------------------------------------------------
TOTAL:                         729         552,104,110.48           100.00  %


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The distribution of the original balances of the Pool I Business Loans was as follows:

                                     POOL I

                         ORIGINAL AGGREGATE LOAN AMOUNTS

                                              AGGREGATE         PERCENTAGE OF
ORIGINAL AGGREGATE         NUMBER OF        CUT-OFF DATE         CUT-OFF DATE
PRINCIPAL BALANCE            LOANS        PRINCIPAL BALANCE    PRINCIPAL BALANCE

1 - 100,000                     4            326,500.00              0.06  %
100,001 - 200,000              26          4,315,618.84              0.78  %
200,001 - 300,000              87         22,061,026.78              4.00  %
300,001 - 400,000              95         33,610,669.63              6.09  %
400,001 - 500,000              87         39,238,397.64              7.11  %
500,001 - 600,000              60         32,845,775.10              5.95  %
600,001 - 700,000              55         35,655,209.30              6.46  %
700,001 - 800,000              47         34,713,891.74              6.29  %
800,001 - 900,000              56         47,216,624.93              8.55  %
900,001 - 1,000,000            34         32,362,787.60              5.86  %
1,000,001 - 1,100,000          32         33,667,464.14              6.10  %
1,100,001 - 1,200,000          23         26,196,958.70              4.74  %
1,200,001 - 1,300,000          21         26,057,541.15              4.72  %
1,300,001 - 1,400,000          19         25,774,113.38              4.67  %
1,400,001 - 1,500,000          12         17,476,453.71              3.17  %
1,500,001 - 1,600,000          14         21,755,743.43              3.94  %
1,600,001 - 1,700,000          12         19,621,387.90              3.55  %
1,700,001 - 1,800,000           8         13,991,229.58              2.53  %
1,800,001 - 1,900,000           5          9,210,183.55              1.67  %
1,900,001 - 2,000,000           3          5,747,288.44              1.04  %
2,000,001 - 2,100,000           7         14,314,381.66              2.59  %
2,100,001 - 2,200,000           5         10,822,070.01              1.96  %
2,200,001 - 2,300,000           3          6,756,572.39              1.22  %
2,300,001 - 2,400,000           2          4,692,895.05              0.85  %
2,400,001 - 2,500,000           4          9,782,206.09              1.77  %
2,500,001 - 2,600,000           1          2,600,000.00              0.47  %
2,700,001 - 2,800,000           1          2,793,413.75              0.51  %
2,900,001 - 3,000,000           5         14,954,218.58              2.71  %
3,500,001 - 3,600,000           1          3,543,487.41              0.64  %
-----------------------------------------------------------------------------
TOTAL:                        729        552,104,110.48            100.00  %


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The distribution of the Principal Balances of the Pool I Business Loans as of the Cut-Off Date was as follows:

                                     POOL I

                         CURRENT AGGREGATE LOAN AMOUNTS

                                                 AGGREGATE       PERCENTAGE OF
CURRENT AGGREGATE             NUMBER OF        CUT-OFF DATE       CUT-OFF DATE
PRINCIPAL BALANCE               LOANS       PRINCIPAL BALANCE  PRINCIPAL BALANCE

1 - 100,000                         4           326,500.00              0.06  %
100,001 - 200,000                  26         4,315,618.84              0.78  %
200,001 - 300,000                  87        22,061,026.78              4.00  %
300,001 - 400,000                  96        34,005,737.83              6.16  %
400,001 - 500,000                  88        39,808,275.20              7.21  %
500,001 - 600,000                  60        33,058,890.51              5.99  %
600,001 - 700,000                  56        36,528,977.47              6.62  %
700,001 - 800,000                  46        34,220,723.30              6.20  %
800,001 - 900,000                  55        46,550,438.94              8.43  %
900,001 - 1,000,000                35        33,438,529.73              6.06  %
1,000,001 - 1,100,000              33        34,859,977.97              6.31  %
1,100,001 - 1,200,000              21        24,136,183.19              4.37  %
1,200,001 - 1,300,000              21        26,256,557.17              4.76  %
1,300,001 - 1,400,000              19        25,872,668.00              4.69  %
1,400,001 - 1,500,000              12        17,578,014.02              3.18  %
1,500,001 - 1,600,000              14        21,839,097.63              3.96  %
1,600,001 - 1,700,000              12        19,726,617.35              3.57  %
1,700,001 - 1,800,000               8        14,098,489.83              2.55  %
1,800,001 - 1,900,000               4         7,415,253.34              1.34  %
1,900,001 - 2,000,000               3         5,747,288.44              1.04  %
2,000,001 - 2,100,000               7        14,314,381.66              2.59  %
2,100,001 - 2,200,000               6        13,016,366.53              2.36  %
2,200,001 - 2,300,000               2         4,562,275.87              0.83  %
2,300,001 - 2,400,000               2         4,692,895.05              0.85  %
2,400,001 - 2,500,000               4         9,782,206.09              1.77  %
2,500,001 - 2,600,000               1         2,600,000.00              0.47  %
2,700,001 - 2,800,000               1         2,793,413.75              0.51  %
2,900,001 - 3,000,000               5        14,954,218.58              2.71  %
3,500,001 - 3,600,000               1         3,543,487.41              0.64  %
--------------------------------------------------------------------------------
TOTAL:                            729       552,104,110.48            100.00  %


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The distribution of the SIC Codes of the Pool I Business Loans as of the Cut-Off Date was as follows:

                                     POOL I

                                    SIC Codes

                                                             AGGREGATE         PERCENTAGE OF
                                          NUMBER OF        CUT-OFF DATE         CUT-OFF DATE
INDUSTRY CLASSIFICATION                     LOANS        PRINCIPAL BALANCE    PRINCIPAL BALANCE

Hotels & Motels                                78          86,825,702.64           15.73  %
Real Estate Operators & Lessor                 70          35,728,233.98            6.47  %
Retail - Prepared Food & Drink                 33          34,316,541.87            6.22  %
Services - Business                            38          30,924,240.88            5.60  %
Office/clinics - Dentist                       49          28,881,918.75            5.23  %
Amusement, Recreation Serv                     24          26,377,789.73            4.78  %
Wholesale - Durable Goods                      29          20,994,051.01            3.80  %
Retail - Miscellaneous                         26          19,948,530.65            3.61  %
Manufacturing - Chemical Prods                 29          19,244,012.53            3.49  %
Manufacturing - Lumber & Wood                  20          16,759,958.05            3.04  %
Construction - Htg, Plmb, A/C                  28          16,727,867.06            3.03  %
Wholesale - Non-durable Goods                  15          16,054,945.88            2.91  %
Health Services                                28          15,348,783.34            2.78  %
Office/clinics - Doctor                        22          13,693,981.56            2.48  %
Services - Museums, Bus & Eng                  20          13,041,933.32            2.36  %
Agri - Services                                21          12,715,714.33            2.30  %
Services - Auto Repair                         17          12,395,075.76            2.25  %
Retail - Apparel,Acces, Furn                   15          10,770,190.68            1.95  %
Manufacturing - Industrial Mch                 15          10,699,129.02            1.94  %
Services - Educ & Social                       12           8,526,484.82            1.54  %
Manufacturing - Transport Eqpt                  7           8,078,562.13            1.46  %
Retail - Personal & Household                  10           7,758,812.46            1.41  %
Manufacturing - Electronics                    11           7,707,736.83            1.40  %
Legal Services                                 13           7,495,269.63            1.36  %
Services - Auto Misc.                          12           7,035,427.37            1.27  %
Manufacturing - Textile                         7           7,018,565.13            1.27  %
Public Transport & Utilities                   12           6,670,269.68            1.21  %
Retail - Boats, RVs, M'cycle                    6           6,451,593.36            1.17  %
Retail - Alcoholic Beverage                     4           6,304,189.12            1.14  %
Insurance Agents, Brokers, Serv                12           6,140,891.88            1.11  %
Retail - Automobile                             9           5,949,613.28            1.08  %
Wholesale - Parts & Tires                       5           4,027,624.45            0.73  %
Motion Picture                                  2           3,572,112.67            0.65  %
Retail - Gasoline Serv Stn                      5           3,239,174.11            0.59  %
Finance, Insurance, Real Est                    5           3,159,688.31            0.57  %
Construction - Non-residential                  6           3,144,914.48            0.57  %
Services - Personal                             6           3,045,544.80            0.55  %
Manufacturing - Food, Bvrge                     2           1,838,671.98            0.33  %
Services - Misc Repair                          3           1,563,862.95            0.28  %
Construction - Highway                          1           1,042,500.00            0.19  %
Mining - Oil, gas & stone                       1             484,000.00            0.09  %
Agri - Livestock                                1             400,000.00            0.07  %
--------------------------------------------------------------------------------------------
TOTAL:                                        729         552,104,110.48          100.00  %


The geographic distribution of the Pool I Business Loans by state as of the Cut-Off Date was as follows:


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

                   GEOGRAPHICAL DISTRIBUTION OF BUSINESS LOANS


                                                     % OF CUT-OFF
             NUMBER              CURRENT UNG.         CURRENT UNG.       % OF
STATE       OF LOANS          PRINCIPAL BALANCE         BALANCE       LOAN COUNT

AK              1                   792,070.03           0.14%            0.14%
AL              4                 2,467,651.10           0.45%            0.55%
AR              2                   505,728.45           0.09%            0.27%
AZ             53                45,426,175.12           8.23%            7.27%
CA            229               188,157,705.36          34.08%           31.41%
CO             50                41,401,222.12           7.50%            6.86%
CT             17                10,365,766.47           1.88%            2.33%
DC              6                 1,531,371.73           0.28%            0.82%
FL             50                37,432,894.37           6.78%            6.86%
GA             14                12,089,277.97           2.19%            1.92%
IA              1                 1,527,931.47           0.28%            0.14%
ID              6                 3,346,018.25           0.61%            0.82%
IL             10                 8,802,055.41           1.59%            1.37%
IN              5                 1,500,646.08           0.27%            0.69%
KS              3                 1,311,742.37           0.24%            0.41%
KY              7                 3,578,009.44           0.65%            0.96%
LA              1                   288,481.57           0.05%            0.14%
MA             10                 7,859,454.89           1.42%            1.37%
MD              3                   871,334.93           0.16%            0.41%
MI              8                 4,617,157.50           0.84%            1.10%
MN              5                 5,094,727.84           0.92%            0.69%
MO              1                   471,086.70           0.08%            0.14%
MT              1                   206,514.28           0.04%            0.14%
NC             11                11,840,424.06           2.14%            1.51%
NE              1                   838,568.23           0.15%            0.14%
NH              2                 1,294,000.00           0.23%            0.27%
NJ             11                 7,741,107.52           1.40%            1.51%
NM              2                   581,383.24           0.11%            0.27%
NV             10                 5,670,299.64           1.03%            1.37%
NY             24                14,943,046.71           2.71%            3.29%
OH             17                13,476,889.69           2.44%            2.33%
OK              6                 4,833,485.54           0.88%            0.82%
OR             14                12,836,342.49           2.32%            1.92%
PA             10                 6,191,448.04           1.12%            1.37%
RI              2                   812,167.18           0.15%            0.27%
SC              7                 7,408,509.00           1.34%            0.96%
SD              1                   477,476.29           0.09%            0.14%
TN              2                 1,360,231.80           0.25%            0.27%
TX             52                33,035,520.48           5.98%            7.13%
UT              4                 3,566,291.74           0.65%            0.55%
VA             12                 8,922,119.96           1.62%            1.65%
WA             47                33,421,303.91           6.05%            6.45%
WI              5                 2,578,211.51           0.47%            0.69%
WV              1                   381,814.21           0.07%            0.14%
WY              1                   302,445.79           0.05%            0.14%
TOTAL         729               552,104,110.48         100.0%           100.0%


CERTAIN CHARACTERISTICS OF THE POOL II BUSINESS LOANS

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

          As of the Cut-Off Date, the Pool II Business Loans bore interest at rates which ranged from 6.84% to 10.50% per annum. The weighted average interest rate on the Pool II Business Loans, as of the Cut-Off Date, was 9.48% per annum. As of the Cut-Off Date, the lowest principal balance of any Pool II Business Loans was $27,493.82 and the highest was $1,644,584.92. As of the Cut-Off Date, the average principal balance of the Pool II Business Loans was $493,592.28. The weighted average remaining terms to stated maturity of the Pool II Business Loans was approximately 178 months. The weighted average term to stated maturity of the Pool II Business Loans at origination was 185 months. As of the Cut-off Date, no individual Pool II Loan constituted more than 2.6% of the principal balance of the Pool II Loans.

          Set forth below is a description of certain characteristics of Business Loans expected to constitute the Business Loans in Pool II as of the Closing Date. It is expected that the Seller will sell to the Trust Fund Pool II Business Loans having overall characteristics substantially similar to the Business Loans described herein. Certain of the percentage columns may not sum to 100.00% due to rounding.


-------------------------------------------------------------------------------
Pool II Summary
-------------------------------------------------------------------------------
Average Outstanding Balance                                 $493,592.28
-------------------------------------------------------------------------------
Weighted Average Interest Rate                              9.48%
-------------------------------------------------------------------------------
Weighted Average Gross Margin                               1.91%
-------------------------------------------------------------------------------
Weighted Average Original Term                              185 months
-------------------------------------------------------------------------------
Weighted Average Remaining Term                             178 months
-------------------------------------------------------------------------------
Weighted Average Debt Service Coverage Ratio                1.70
-------------------------------------------------------------------------------
Weighted Average LTV                                        264.66
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

     The interest rates borne by the Business Loans (the "Business Loans Interest Rate") in Pool II were distributed as follows as of the Cut-Off Date:

                                     POOL II

                            GROSS INTEREST RATE RANGE

GROSS                    NUMBER       AGGREGATE             PERCENTAGE OF
INTEREST RATE             OF        CUT-OFF DATE             CUT-OFF DATE
RANGE                    LOANS    PRINCIPAL BALANCE       PRINCIPAL BALANCE

6.501 - 7.000             1              919,281.92          1.44  %
8.001 - 8.500             2            2,666,443.57          4.19  %
8.501 - 9.000            10            6,925,342.72         10.88  %
9.001 - 9.500            44           21,316,361.56         33.48  %
9.501 - 10.000           58           26,683,336.51         41.91  %
10.001 - 10.500          14            5,162,638.18          8.11  %
---------------------------------------------------------------------
TOTAL:                  129           63,673,404.46        100.00  %



     The Margins added on each Interest Adjustment Date to determine the new Business Loan Interest Rate for the Pool II Business Loans were distributed as of the Cut-Off Date as follows:

                                     POOL II

                             DISTRIBUTION OF MARGINS

                                                           % OF CUT-OFF
GROSS MARGIN            NO. OF       CURRENT UNG.           CURRENT UNG.
                        LOANS      PRINCIPAL BALANCE           BALANCE


0.501 - 1.000             9            7,340,063.32         11.53  %
1.001 - 1.500            30           15,128,572.81         23.76  %
1.501 - 2.000            58           25,206,363.46         39.59  %
2.001 - 2.500            19            9,621,963.53         15.11  %
2.501 - 3.000             9            3,075,263.27          4.83  %
3.001 - 3.500             1              545,000.00          0.86  %
3.501 - 4.000             2            2,321,178.07          3.65  %
4.001 - 4.500             1              435,000.00          0.68  %
--------------------------------------------------------------------------
TOTAL:                  129           63,673,404.46        100.00  %



     The maximum lifetime Business Loan Interest Rates borne by the Pool II Business Loans were as follows:

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

                                     POOL II

                            DISTRIBUTION OF LIFE CAP



                                 AGGREGATE             PERCENTAGE OF
GROSS                NUMBER     CUT-OFF DATE           CUT-OFF DATE        CUMULATIVE
LIFE CAP              LOANS     PRINCIPAL BALANCE     PRINCIPAL BALANCE    PERCENTAGE

13.501 - 14.000         1            579,231.90               0.91  %      100.00%
14.001 - 14.500         5          3,020,682.09               4.74  %       99.09%
14.501 - 15.000         5          2,003,645.54               3.15  %       94.35%
15.001 - 15.500         7          3,381,610.99               5.31  %       91.20%
15.501 - 16.000         2            937,843.83               1.47  %       85.89%
16.001 - 16.500         1            266,216.79               0.42  %       84.42%
Uncapped              108         53,484,173.32              84.00  %       84.00%
-----------------------------------------------------------------------------------
TOTAL:                129         63,673,404.46             100.00  %


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

     The minimum lifetime Business Loan Interest Rates borne by the Pool II Business Loans were as follows (1):

                                    POOL II

                           DISTRIBUTION OF LIFE FLOOR



                                     AGGREGATE           PERCENTAGE OF
  GROSS             NUMBER          CUT-OFF DATE         CUT-OFF DATE
LIFE FLOOR         OF LOANS        PRINCIPAL BALANCE     PRINCIPAL BALANCE

0.00                  108           53,484,173.32         84.00  %
3.501 - 4.000           1              579,231.90          0.91  %
4.001 - 4.500           5            3,020,682.09          4.74  %
4.501 - 5.000           5            2,003,645.54          3.15  %
5.001 - 5.500           7            3,381,610.99          5.31  %
5.501 - 6.000           2              937,843.83          1.47  %
6.001 - 6.500           1              266,216.79          0.42  %
--------------------------------------------------------------------
TOTAL:                129           63,673,404.46        100.00  %


(1) Business Loans without stated life floors are assumed to have the applicable margin at a floor.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

     The distribution of the number of remaining months to maturity of the Pool II Business Loans as of the Cut-Off Date was as follows:

                                     POOL II

                       REMAINING MONTHS TO STATED MATURITY


                                                                 PERCENTAGE OF
                             NUMBER OF        CUT-OFF DATE        CUT-OFF DATE
REMAINING TERM (MONTHS)        LOANS       PRINCIPAL BALANCE   PRINCIPAL BALANCE

73 - 84                           2              193,480.04          0.30  %
85 - 96                           1              266,216.79          0.42  %
97 - 108                         14            4,787,531.87          7.52  %
109 - 120                        55           24,173,115.79         37.96  %
121 - 132                         1              308,828.32          0.49  %
133 - 144                         3            1,728,415.44          2.71  %
145 - 156                         2              487,143.60          0.77  %
157 - 168                         1              919,281.92          1.44  %
169 - 180                         9            4,228,577.32          6.64  %
181 - 192                         3            2,972,098.42          4.67  %
193 - 204                         6            3,157,427.93          4.96  %
205 - 216                         4            1,624,141.17          2.55  %
217 - 228                         4            1,962,512.36          3.08  %
229 - 240                        11            7,045,522.86         11.07  %
253 - 264                         1              221,214.75          0.35  %
265 - 276                         1              433,663.22          0.68  %
277 - 288                         1              740,000.00          1.16  %
289 - 300                         4            3,136,846.32          4.93  %
349 - 360                         6            5,287,386.34          8.30  %
-----------------------------------------------------------------------------
TOTAL:                          129           63,673,404.46        100.00  %


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

     The distribution of the number of months since origination of the Pool II Business Loans as of the Cut-Off Date was as follows:

                                     POOL II

                                   AGE OF LOAN



                                      AGGREGATE            PERCENTAGE OF
                    NUMBER          CUT-OFF DATE           CUT-OFF DATE
AGE (MONTHS)        OF LOANS      PRINCIPAL BALANCE      PRINCIPAL BALANCE



0.00                   12            6,986,876.00             10.97  %
01-11                 109           54,578,942.15             85.72  %
12 - 24                 8            2,107,586.31              3.31  %
----------------------------------------------------------------------
TOTAL:                129           63,673,404.46            100.00  %

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

     The years in which the Pool II Business Loans were originated are as follows:

                                     POOL II

                              YEARS OF ORIGINATION


                                        AGGREGATE            PERCENTAGE OF
YEAR OF               NUMBER OF       CUT-OFF DATE           CUT-OFF DATE
ORIGINATION             LOANS       PRINCIPAL BALANCE      PRINCIPAL BALANCE

1997                         1              261,040.22          0.41  %
1998                        92           42,943,105.19         67.44  %
1999                        36           20,469,259.05         32.15  %
------------------------------------------------------------------------
TOTAL:                     129           63,673,404.46        100.00  %



     The distribution of the debt-service coverage ratios at origination of the Pool II Business Loans was as follows: (1)

                                     POOL II

                           DEBT SERVICE COVERAGE RATIO


DEBT SERVICE                             AGGREGATE            PERCENTAGE OF
COVERAGE RATIO        NUMBER OF         CUT-OFF DATE          CUT-OFF DATE
RANGE                   LOANS         PRINCIPAL BALANCE     PRINCIPAL BALANCE

0.00                        1               27,493.82             0.04  %
0.51 - 1.00                 6            3,257,518.22             5.12  %
1.01 - 1.50                56           30,449,330.45            47.82  %
1.51 - 2.00                41           19,325,357.59            30.35  %
2.01 - 2.50                12            4,800,688.01             7.54  %
2.51 - 3.00                 9            3,616,159.21             5.68  %
3.01 - 3.50                 2            1,422,991.10             2.23  %
3.51 - 4.00                 1              433,692.81             0.68  %
7.51 - 8.00                 1              340,173.25             0.53  %
-------------------------------------------------------------------------
TOTAL:                    129           63,673,404.46           100.00  %


---------------------
(1) Represents the ratio of annual net operating income to the pro forma annual debt service payments.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The distribution of the Loan-to-Value Ratios of the Pool II Business Loans as of the Cut-Off Date was as follows: (1)

                                     POOL II

                          ORIGINAL LOAN-TO-VALUE RATIOS



                                         AGGREGATE            PERCENTAGE OF
ORIGINAL               NUMBER OF        CUT-OFF DATE          CUT-OFF DATE
LOAN-TO-VALUE          BUSINESS          PRINCIPAL              PRINCIPAL
RATIO                    LOANS            BALANCE                BALANCE


0.00                       1                27,493.82              0.04  %
0.01 - 10.00               2               349,586.82              0.55  %
10.01 - 20.00              1               420,970.01              0.66  %
20.01 - 30.00              5             3,576,890.52              5.62  %
30.01 - 40.00              4             1,364,071.08              2.14  %
40.01 - 50.00              6             2,222,778.87              3.49  %
50.01 - 60.00              4             2,761,376.40              4.34  %
60.01 - 70.00              2               633,650.15              1.00  %
70.01 - 80.00              2               587,898.41              0.92  %
80.01 - 90.00              2             1,655,592.64              2.60  %
90.01 - 100.00             1               332,857.94              0.52  %
100.01 - 110.00            2             1,314,049.25              2.06  %
110.01 - 120.00            2               770,348.11              1.21  %
120.01 - 125.00            1               432,029.12              0.68  %
125.01 >=                 94            47,223,811.32             74.17  %
-----------------------------------------------------------------------------
TOTAL:                   129            63,673,404.46            100.00  %


(1) For each Pool II Business Loan, the "Loan-to-Value Ratio" is defined as the original principle balance of such Business Loan as of its date of origination divided by the appraised value of the collateral securing such Business Loan.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The distribution of the original terms of the Pool II Business Loans in months was as follows:

                                     POOL II

                                  ORIGINAL TERM


                                               AGGREGATE         PERCENTAGE OF
                              NUMBER OF       CUT-OFF DATE         CUT-OFF DATE
ORIGINAL TERM (MONTHS)         LOANS       PRINCIPAL BALANCE   PRINCIPAL BALANCE

73 - 84                           2            193,480.04               0.30  %
97 - 108                          1            266,216.79               0.42  %
109 - 120                        69         28,960,647.66              45.48  %
133 - 144                         4          2,037,243.76               3.20  %
145 - 156                         2            487,143.60               0.77  %
157 - 168                         1            919,281.92               1.44  %
169 - 180                         8          3,895,719.38               6.12  %
181 - 192                         4          3,304,956.36               5.19  %
193 - 204                         6          3,157,427.93               4.96  %
205 - 216                         4          1,624,141.17               2.55  %
217 - 228                         2          1,231,945.93               1.93  %
229 - 240                        13          7,776,089.29              12.21  %
253 - 264                         1            221,214.75               0.35  %
265 - 276                         1            433,663.22               0.68  %
277 - 288                         1            740,000.00               1.16  %
289 - 300                         4          3,136,846.32               4.93  %
349 - 360                         6          5,287,386.34               8.30  %
--------------------------------------------------------------------------------
TOTAL:                          129         63,673,404.46             100.00  %


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The distribution of the original balances of the Pool II Business Loans was as follows:

                                     POOL II

                         ORIGINAL AGGREGATE LOAN AMOUNTS

                                              AGGREGATE         PERCENTAGE OF
ORIGINAL AGGREGATE        NUMBER OF        CUT-OFF DATE         CUT-OFF DATE
PRINCIPAL BALANCE          LOANS        PRINCIPAL BALANCE    PRINCIPAL BALANCE

1 - 100,000                   2            109,495.36              0.17  %
100,001 - 200,000             4            608,657.35              0.96  %
200,001 - 300,000            25          6,272,917.88              9.85  %
300,001 - 400,000            21          7,131,017.10             11.20  %
400,001 - 500,000            29         12,489,255.39             19.61  %
500,001 - 600,000            18          9,751,009.80             15.31  %
600,001 - 700,000             9          5,752,593.75              9.03  %
700,001 - 800,000             2          1,507,210.57              2.37  %
800,001 - 900,000             3          2,508,233.48              3.94  %
900,001 - 1,000,000           5          4,560,653.24              7.16  %
1,000,001 - 1,100,000         4          4,094,361.97              6.43  %
1,100,001 - 1,200,000         3          3,359,428.08              5.28  %
1,200,001 - 1,300,000         2          2,446,903.50              3.84  %
1,400,001 - 1,500,000         1          1,437,082.07              2.26  %
1,600,001 - 1,700,000         1          1,644,584.92              2.58  %
---------------------------------------------------------------------------
TOTAL:                      129         63,673,404.46            100.00  %

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The distribution of the Principal Balances of the Pool II Business Loans as of the Cut-Off Date was as follows:

                                     POOL II

                         CURRENT AGGREGATE LOAN AMOUNTS

                                              AGGREGATE         PERCENTAGE OF
CURRENT AGGREGATE          NUMBER OF        CUT-OFF DATE         CUT-OFF DATE
PRINCIPAL BALANCE            LOANS        PRINCIPAL BALANCE    PRINCIPAL BALANCE

1 - 100,000                     2           109,495.36              0.17  %
100,001 - 200,000               4           608,657.35              0.96  %
200,001 - 300,000              28         7,154,087.94             11.24  %
300,001 - 400,000              21         7,372,123.32             11.58  %
400,001 - 500,000              27        11,843,083.73             18.60  %
500,001 - 600,000              17         9,274,905.18             14.57  %
600,001 - 700,000               9         5,752,593.75              9.03  %
700,001 - 800,000               3         2,298,644.34              3.61  %
800,001 - 900,000               5         4,366,171.03              6.86  %
900,001 - 1,000,000             4         3,887,374.13              6.11  %
1,000,001 - 1,100,000           2         2,118,269.76              3.33  %
1,100,001 - 1,200,000           3         3,359,428.08              5.28  %
1,200,001 - 1,300,000           2         2,446,903.50              3.84  %
1,400,001 - 1,500,000           1         1,437,082.07              2.26  %
1,600,001 - 1,700,000           1         1,644,584.92              2.58  %
----------------------------------------------------------------------------
TOTAL:                        129        63,673,404.46            100.00  %


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

The geographic distribution of the Pool II Business Loans by state as of the Cut-Off Date was as follows:

                                     POOL II

                                                           % OF CUT-OFF
               NUMBER              CURRENT UNG.             CURRENT UNG.
STATE          OF LOANS           PRINCIPAL BALANCE           BALANCE

AL               6                  3,444,868.84               5.41 %
AR               2                  2,528,680.92               3.97 %
AZ              10                  5,744,535.53               9.02 %
CA              41                 18,540,120.65              29.12 %
CO               7                  2,852,485.70               4.48 %
CT               2                    628,502.77               0.99 %
DC               1                    992,000.00               1.56 %
FL               7                  4,623,061.55               7.26 %
GA               4                  1,847,264.89               2.90 %
HI               1                    310,988.56               0.49 %
ID               1                     27,493.82               0.04 %
IL               1                    604,380.82               0.95 %
IN               1                    576,085.10               0.90 %
KS               1                    553,535.72               0.87 %
MA               1                    872,678.52               1.37 %
MD               3                  1,570,561.53               2.47 %
MI               2                    662,778.26               1.04 %
MN               1                    627,319.48               0.99 %
MO               1                    545,000.00               0.86 %
NC               2                  1,323,154.08               2.08 %
NM               1                    400,997.79               0.63 %
NV               1                    297,682.79               0.47 %
NY               1                    242,263.95               0.38 %
OH               2                    874,607.31               1.37 %
OK               3                  1,253,440.73               1.97 %
OR               3                  1,756,221.93               2.76 %
PA               2                    837,460.74               1.32 %
TX              10                  3,804,228.97               5.97 %
VA               3                  1,377,499.68               2.16 %
WA               8                  3,953,503.83               6.21 %
TOTAL:         129                 63,673,404.46             100.00 %


                   GEOGRAPHICAL DISTRIBUTION OF BUSINESS LOANS

The distribution of the SIC Codes of the Pool II Business Loans as of the Cut-Off Date was as follows:

                                     POOL II

                                    SIC Codes

                                                             AGGREGATE         PERCENTAGE OF
                                          NUMBER OF        CUT-OFF DATE         CUT-OFF DATE
INDUSTRY CLASSIFICATION                     LOANS        PRINCIPAL BALANCE    PRINCIPAL BALANCE

Office/clinics - Dentist                       59          24,842,540.66           39.02  %
Agri - Services                                39          21,093,301.59           33.13  %
Retail - Prepared Food & Drink                  7           3,803,556.84            5.97  %
Office/clinics - Doctor                         7           3,628,694.79            5.70  %
Wholesale - Durable Goods                       2           2,762,927.18            4.34  %
Health Services                                 4           1,941,716.58            3.05  %
Hotels & Motels                                 1           1,437,082.07            2.26  %
Retail - Alcoholic Beverage                     1             992,000.00            1.56  %
Services - Auto Repair                          3             674,899.83            1.06  %
Retail - Gasoline Serv Stn                      1             637,583.18            1.00  %
Services - Auto Misc.                           1             635,661.69            1.00  %
Wholesale - Parts & Tires                       1             400,997.79            0.63  %
Retail - Automobile                             1             377,069.04            0.59  %
Real Estate Operators & Lessor                  1             279,387.00            0.44  %
Manufacturing - Industrial Mch                  1             165,986.22            0.26  %
--------------------------------------------------------------------------------------------
TOTAL:                                        129          63,673,404.46          100.00  %


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and First Union Capital Markets Corp. (the "Underwriter") is not soliciting any action based upon it. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as is closed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described herein and in the offering circular supplement. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities.

        Balance      Net Rate   Gross Rate  WAM    Age    Margin   Floor     Cap     Index   Reset Frequency    Next Reset

Pool I
1        120,693.58   8.600       9.000     177     3
2        239,543.71   9.090       9.490     358     2
3        483,423.59   8.600       9.000     178     2
4      1,676,032.76   8.881       9.281     360     0
5     11,193,660.11   8.838       9.238     358     2
6        828,386.52   7.212       7.612     112     8           3      0        0     5YCMT         60             10/1/03
7      2,861,215.64   8.579       8.979      92     7       1.229      0        0     PRIME          3              7/1/99
8      8,250,597.01   7.654       8.054     209     4       3.222      0        0     5YCMT         60              2/1/04
9     16,361,121.84   9.077       9.477     218     9       1.727      0        0     PRIME          3              7/1/99
10   171,897,599.72   7.674       8.074     351     4       3.227      0        0     5YCMT         60              2/1/04
11   244,286,390.03   8.931       9.331     346     7       1.584      0        0     PRIME          3              7/1/99
12     1,095,399.05   7.564       7.964     355     5       3.345  2.945   12.945     5YCMT         60              1/1/04
13    89,622,851.33   8.967       9.367     345     6       1.617  4.822   14.825     PRIME          3              7/1/99
14     3,187,195.59   9.155       9.555     222     9       1.805  5.007   15.007     PRIME          3              7/1/99
     552,104,110.48


Pool II
1        919,281.92   6.440       6.840     162     6      2.5000      0        0     5YCMT         60             12/1/03
2      1,437,082.07   7.910       8.310     355     5      3.7500      0        0     5YCMT         60              1/1/04
3      6,288,763.32   9.027       9.427     320     6      1.6770      0        0     PRIME          3              7/1/99
4     18,945,981.54   9.058       9.458     202     5      1.7540      0        0     PRIME          3              7/1/99
5     25,893,064.47   9.262       9.662     112     7      2.0230      0        0     PRIME          3              7/1/99
6      4,568,685.88   8.923       9.323     196     7      1.5730  4.734   14.734     PRIME          3              7/1/99
7      2,093,265.24   8.899       9.299     315     6      1.5490  4.997   14.997     PRIME          3              7/1/99
8      3,527,280.02   9.447       9.847     112     7      2.0970  5.341   15.341     PRIME          3              7/1/99
      63,673,404.46

          FIRST UNION CAPITAL MARKETS CORP. (FUCMC) HAS PROVIDED THIS DATA AS
AN ACCOMMODATION. BY ACCEPTING THIS DATA, THE RECIPIENT AGRESS THAT FUCMC DOES NOT GUARANTEE AND MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, WITH RESPECT TO THIS DATA OR THE ACCURACY, CURRENCY OR COMPLETENESS THEREOF. BY ACCEPTING THIS DATA, THE RECIPIENT AGREES THAT NEITHER FUCMC, ITS EMPLOYEES NOR ANY OF ITS AFFILIATES SHALL HAVE ANY LIABILITY TO THE RECIPIENT OR ANY OTHER ENTITY CLAIMING BY OR THROUGH THE RECIPIENT FOR ANY LOSS, INJURY, DAMAGES OR EXPENSES ARISING FROM OR OCCASIONED BY OR THROUGH THIS DATA, THE RELIANCE THEREON BY THE RECIPIENT OR ANY OTHER PARTY OR THE PROVISION THEREOF BY FUCMC.

          THIS DATA IS FOR YOUR INFORMATION ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES, INCLUDING ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA. FUCMC OR ITS AFFILIATES MAY PROVIDE ADVICE OR MAY FROM TIME TO TIME ACQUIRE, HOLD OR SELL POSITIONS IN ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA, EITHER FOR ITS OWN ACCOUNT OF FOR THE ACCOUNT OF OTHERS. FUCMC IS A SUBSIDIARY OF FIRST UNION CORPORATION AND IS A MEMBER OF THE NYSE, THE NASD AND THE SIPC.

                                 [FIRST UNION]

                               [THE MONEY STORE]

                            AVAILABLE FUNDS CAP RATE

  TO CALL
   PRIME   15
   5YCMT   15


Pool 1  Step


  Period   Date           Cap      Period      Date         Cap        Period  Date       Cap      Period  Date       Cap

    1       7/15/99      8.4926      31      1/15/02     12.48871        61    7/15/04  15.67457    91    1/15/07   15.68109
    2       8/15/99     12.4566      32      2/15/02     13.82811        62    8/15/04  15.67477    92    2/15/07   17.36147
    3       9/15/99    12.87288      33      3/15/02      12.4911        63    9/15/04  16.19746    93    3/15/07   15.68157
    4      10/15/99    12.45866      34      4/15/02     12.90871        64   10/15/04  15.67516    94    4/15/07    16.2045
    5      11/15/99    12.87503      35      5/15/02      12.4935        65   11/15/04  16.19787    95    5/15/07   15.68198
    6      12/15/99    12.46076      36      6/15/02     12.91121        66   12/15/04  15.67556    96    6/15/07   16.20492
    7       1/15/00    12.46181      37      7/15/02     12.49593        67    1/15/05  15.67577    97    7/15/07   15.68239
    8       2/15/00    13.32238      38      8/15/02     12.49716        68    2/15/05  17.35554    98    8/15/07    15.6826
    9       3/15/00    12.46393      39      9/15/02       12.915        69    3/15/05  15.67618    99    9/15/07   16.20557
   10       4/15/00     12.8805      40     10/15/02     12.49962        70    4/15/05  16.19893    100  10/15/07   15.68302
   11       5/15/00    12.46608      41     11/15/02     12.91755        71    5/15/05  15.67659    101  11/15/07     16.206
   12       6/15/00    12.88273      42     12/15/02      12.5021        72    6/15/05  16.19936    102  12/15/07   15.68344
   13       7/15/00    12.46824      43      1/15/03     12.50335        73    7/15/05  15.67702    103   1/15/08   15.68365
   14       8/15/00    12.46933      44      2/15/03     13.84439        74    8/15/05  15.67723    104   2/15/08   16.76551
   15       9/15/00    12.88611      45      3/15/03     12.50587        75    9/15/05  16.20003    105   3/15/08   15.68408
   16      10/15/00    12.47153      46      4/15/03     12.92404        76   10/15/05  15.67766    106   4/15/08    16.2071
   17      11/15/00    12.88839      47      5/15/03     12.50841        77   11/15/05  16.20047    107   5/15/08   15.68451
   18      12/15/00    12.47375      48      6/15/03     12.92668        78   12/15/05  15.6781     108   6/15/08   16.20755
   19       1/15/01    12.47487      49      7/15/03     12.51097        79    1/15/06  15.67832    109   7/15/08   15.68495
   20       2/15/01    13.81271      50      8/15/03     12.51226        80    2/15/06  17.35838    110   8/15/08   15.68516
   21       3/15/01    12.47712      51      9/15/03     12.93068        81    3/15/06  15.67876    111   9/15/08   16.20823
   22       4/15/01     12.8942      52     10/15/03     12.51486        82    4/15/06  16.20162    112  10/15/08   15.68561
   23       5/15/01     12.4794      53     11/15/03     12.94335        83    5/15/06  15.67922    113  11/15/08   16.20869
   24       6/15/01    12.89656      54     12/15/03     12.52702        84    6/15/06  16.20209    114  12/15/08   15.68608
   25       7/15/01    12.48169      55      1/15/04     12.52822        85    7/15/06  15.67967    115   1/15/09   15.68634
   26       8/15/01    12.48285      56      2/15/04     13.40358        86    8/15/06  15.67991    116   2/15/09   17.36731
   27       9/15/01    12.90014      57      3/15/04      15.6738        87    9/15/06  16.20281    117   3/15/09   15.68686
   28      10/15/01    12.48518      58      4/15/04     16.19646        88   10/15/06  15.68037    118   4/15/09   16.21003
   29      11/15/01    12.90256      59      5/15/04     15.67418        89   11/15/06  16.2033     119   5/15/09   15.68739
   30      12/15/01    12.48753      60      6/15/04     16.19685        90   12/15/06  15.68085    120   6/15/09   16.21057


Period     Date      Cap             Period      Date      Cap        Period    Date        Cap

 121     7/15/09    15.68792           151     1/15/12   15.69657      182     8/15/14   15.70647
 122     8/15/09    15.68818           152     2/15/12   16.77942      183     9/15/14   16.23028
 123     9/15/09    16.2114            153     3/15/12   15.69719      184    10/15/14   15.70697
 124    10/15/09    15.68872           154     4/15/12   16.22075      185    11/15/14   16.23079
 125    11/15/09    16.21196           155     5/15/12   15.69782      186    12/15/14   15.70746
 126    12/15/09    15.68927           156     6/15/12   16.22141      187     1/15/15   15.70771
 127     1/15/10    15.68954           157     7/15/12   15.69845      188     2/15/15   17.39095
 128     2/15/10    17.37087           158     8/15/12   15.69877      189     3/15/15   15.7082
 129     3/15/10    15.6901            159     9/15/12   16.22239      190     4/15/15   16.23206
 130     4/15/10    16.21339           160     10/15/12  15.69941      191     5/15/15   15.70869
 131     5/15/10    15.69066           161     11/15/12  16.22306      192     6/15/15   16.23256
 132     6/15/10    16.21397           162     12/15/12  15.70006      193     7/15/15   15.70918
 133     7/15/10    15.69122           163     1/15/13   15.70038      194     8/15/15   15.70942
 134     8/15/10    15.69151           164     2/15/13   17.38293      195     9/15/15   16.23331
 135     9/15/10    16.21485           165     3/15/13   15.70104      196    10/15/15   15.7099
 136    10/15/10    15.69208           166     4/15/13   16.22474      197    11/15/15   16.23381
 137    11/15/10    16.21545           167     5/15/13   15.7017       198    12/15/15   15.71038
 138    12/15/10    15.69266           168     6/15/13   16.22543      199     1/15/16   15.71061
 139     1/15/11    15.69295           169     7/15/13   15.70236      200     2/15/16   16.79435
 140     2/15/11    17.37467           170     8/15/13   15.70269      201     3/15/16   15.71108
 141     3/15/11    15.69354           171     9/15/13   16.22646      202     4/15/16   16.23502
 142     4/15/11    16.21697           172     10/15/13  15.70336      203     5/15/16   15.71155
 143     5/15/11    15.69414           173     11/15/13  16.22716      204     6/15/16   16.2355
 144     6/15/11    16.21758           174     12/15/13  15.70404      205     7/15/16   15.712
 145     7/15/11    15.69474           175     1/15/14   15.70438      206     8/15/16   15.71223
 146     8/15/11    15.69504           176     2/15/14   17.38737      207     9/15/16   16.2362
 147     9/15/11    16.21852           177     3/15/14   15.70506      208    10/15/16   15.71267
 148    10/15/11    15.69565           178     4/15/14   16.22892      209    11/15/16   16.23666
 149    11/15/11    16.21915           179     5/15/14   15.70573      210    12/15/16   15.71311
 150    12/15/11    15.69626           180     6/15/14   16.22951      211     1/15/17   15.71373
                                       181     7/15/14   15.70622



          FIRST UNION CAPITAL MARKETS CORP. (FUCMC) HAS PROVIDED THIS DATA AS AN ACCOMMODATION. BY ACCEPTING THIS DATA, THE RECIPIENT AGRESS THAT FUCMC DOES NOT GUARANTEE AND MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, WITH RESPECT TO THIS DATA OR THE ACCURACY, CURRENCY OR COMPLETE THEREOF. BY ACCEPTING THIS DATA, THE RECIPIENT AGREES THAT NEITHER FUCMC, ITS EMPLOYEES NOR ANY OF ITS AFFILIATES SHALL HAVE ANY LIABILITY TO THE RECIPIENT OR ANY OTHER ENTITY CLAIMING BY OR THROUGH THE RECIPIENT FOR ANY LOSS, INJURY, DAMAGES OR EXPENSES ARISING FROM OR OCCASIONED BY OR THROUGH THIS DATA, THE RELIANCE THEREON BY THE RECIPIENT OR ANY OTHER PARTY OR THE PROVISION THEREOF BY FUCMC.

          THIS DATA IS FOR YOUR INFORMATION ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES, INCLUDING ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA. FUCMC OR ITS AFFILIATES MAY PROVIDE ADVICE OR MAY FROM TIME TO TIME ACQUIRE, HOLD OR SELL POSITIONS IN ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA, EITHER FOR ITS OWN ACCOUNT OF FOR THE ACCOUNT O FUCMC IS A SUBSIDIARY OF FIRST UNION CORPORATION AND IS A MEMBER OF THE NYSE, THE NASD AND THE SIPC.

                                 [FIRST UNION]

                               [THE MONEY STORE]

                            AVAILABLE FUNDS CAP RATE

 TO CALL
 PRIME   7.75
 5YCMT   5.86


Pool 1  No Step


Period     Date      Cap       Period      Date      Cap       Period    Date       Cap       Period     Date      Cap

 1       7/15/99    8.4926       31      1/15/02    8.22121      61      7/15/04   8.54528     91      1/15/07   8.54572
 2       8/15/99   8.21994       32      2/15/02    9.10211      62      8/15/04   8.54529     92      2/15/07   9.46135
 3       9/15/99   8.49398       33      3/15/02    8.22131      63      9/15/04   8.83015     93      3/15/07   8.54575
 4      10/15/99   8.22002       34      4/15/02     8.4954      64     10/15/04   8.54532     94      4/15/07   8.83061
 5      11/15/99   8.49407       35      5/15/02     8.2214      65     11/15/04   8.83017     95      5/15/07   8.54574
 6      12/15/99   8.22011       36      6/15/02    8.49549      66     12/15/04   8.54534     96      6/15/07   8.83059
 7       1/15/00   8.22015       37      7/15/02    8.22149      67      1/15/05   8.54536     97      7/15/07   8.54573
 8       2/15/00    8.7871       38      8/15/02    8.22154      68      2/15/05   9.46094     98      8/15/07   8.54572
 9       3/15/00   8.22024       39      9/15/02    8.49564      69      3/15/05   8.54538     99      9/15/07   8.83057
10       4/15/00   8.49429       40     10/15/02    8.22163      70      4/15/05   8.83024    100     10/15/07   8.54571
11       5/15/00   8.22032       41     11/15/02    8.49574      71      5/15/05   8.54541    101     11/15/07   8.83056
12       6/15/00   8.49438       42     12/15/02    8.22173      72      6/15/05   8.83027    102     12/15/07   8.54569
13       7/15/00   8.22041       43      1/15/03    8.22177      73      7/15/05   8.54544    103      1/15/08   8.54569
14       8/15/00   8.22045       44      2/15/03    9.10273      74      8/15/05   8.54545    104      2/15/08   9.13504
15       9/15/00   8.49451       45      3/15/03    8.22187      75      9/15/05   8.83032    105      3/15/08   8.54567
16      10/15/00   8.22054       46      4/15/03    8.49598      76     10/15/05   8.54548    106      4/15/08   8.83052
17      11/15/00    8.4946       47      5/15/03    8.22197      77     11/15/05   8.83035    107      5/15/08   8.54566
18      12/15/00   8.22063       48      6/15/03    8.49608      78     12/15/05   8.54551    108      6/15/08   8.8305
19       1/15/01   8.22067       49      7/15/03    8.22206      79      1/15/06   8.54553    109      7/15/08   8.54564
20       2/15/01   9.10151       50      8/15/03    8.22211      80      2/15/06   9.46114    110      8/15/08   8.54563
21       3/15/01   8.22076       51      9/15/03    8.49623      81      3/15/06   8.54556    111      9/15/08   8.83048
22       4/15/01   8.49483       52     10/15/03    8.22221      82      4/15/06   8.83043    112     10/15/08   8.54562
23       5/15/01   8.22085       53     11/15/03    8.49755      83      5/15/06   8.54559    113     11/15/08   8.83046
24       6/15/01   8.49492       54     12/15/03    8.22347      84      6/15/06   8.83046    114     12/15/08   8.54559
25       7/15/01   8.22094       55      1/15/04    8.22351      85      7/15/06   8.54562    115      1/15/09   8.54557
26       8/15/01   8.22098       56      2/15/04    8.79324      86      8/15/06   8.54564    116      2/15/09   9.46115
27       9/15/01   8.49506       57      3/15/04    8.54522      87      9/15/06   8.83051    117      3/15/09   8.54554
28      10/15/01   8.22108       58      4/15/04    8.83008      88     10/15/06   8.54567    118      4/15/09   8.83037
29      11/15/01   8.49516       59      5/15/04    8.54525      89     11/15/06   8.83054    119      5/15/09   8.5455
30      12/15/01   8.22117       60      6/15/04     8.8301      90     12/15/06   8.5457     120      6/15/09   8.83033


Period    Date    Cap             Period     Date      Cap          Period    Date      Cap

 121     7/15/09   8.54547         151     1/15/12   8.54478         182     8/15/14    8.54368
 122     8/15/09   8.54545         152     2/15/12   9.13405         183     9/15/14    8.82842
 123     9/15/09   8.83028         153     3/15/12   8.54472         184    10/15/14    8.54358
 124    10/15/09   8.54541         154     4/15/12   8.82952         185    11/15/14    8.82832
 125    11/15/09   8.83024         155     5/15/12   8.54467         186    12/15/14    8.54348
 126    12/15/09   8.54537         156     6/15/12   8.82946         187     1/15/15    8.54343
 127     1/15/10   8.54535         157     7/15/12   8.54461         188     2/15/15    9.45874
 128     2/15/10    9.4609         158     8/15/12   8.54458         189     3/15/15    8.54332
 129     3/15/10   8.54531         159     9/15/12   8.82936         190     4/15/15    8.82805
 130     4/15/10   8.83013         160    10/15/12   8.54451         191     5/15/15    8.54322
 131     5/15/10   8.54527         161    11/15/12   8.8293          192     6/15/15    8.82793
 132     6/15/10   8.83009         162    12/15/12   8.54445         193     7/15/15    8.5431
 133     7/15/10   8.54522         163     1/15/13   8.54442         194     8/15/15    8.54305
 134     8/15/10    8.5452         164     2/15/13   9.45985         195     9/15/15    8.82775
 135     9/15/10   8.83002         165     3/15/13   8.54435         196    10/15/15    8.54293
 136    10/15/10   8.54516         166     4/15/13   8.82913         197    11/15/15    8.82763
 137    11/15/10   8.82997         167     5/15/13   8.54428         198    12/15/15    8.54281
 138    12/15/10   8.54511         168     6/15/13   8.82905         199     1/15/16    8.54274
 139     1/15/11   8.54509         169     7/15/13   8.54421         200     2/15/16    9.13183
 140     2/15/11   9.46061         170     8/15/13   8.54417         201     3/15/16    8.54262
 141     3/15/11   8.54504         171     9/15/13   8.82894         202     4/15/16    8.8273
 142     4/15/11   8.82985         172    10/15/13   8.5441          203     5/15/16    8.54248
 143     5/15/11   8.54499         173    11/15/13   8.82886         204     6/15/16    8.82716
 144     6/15/11    8.8298         174    12/15/13   8.54402         205     7/15/16    8.54235
 145     7/15/11   8.54494         175     1/15/14   8.54398         206     8/15/16    8.54227
 146     8/15/11   8.54491         176     2/15/14   9.45937         207     9/15/16    8.82694
 147     9/15/11   8.82972         177     3/15/14   8.5439          208    10/15/16    8.54213
 148    10/15/11   8.54486         178     4/15/14   8.82866         209    11/15/16    8.82679
 149    11/15/11   8.82966         179     5/15/14   8.54382         210    12/15/16    8.54198
 150    12/15/11   8.54481         180     6/15/14   8.82857         211     1/15/17    8.54187
                                   181     7/15/14   8.54373


          FIRST UNION CAPITAL MARKETS CORP. (FUCMC) HAS PROVIDED THIS DATA AS AN ACCOMMODATION. BY ACCEPTING THIS DATA, THE RECIPIENT AGRESS THAT FUCMC DOES NOT GUARANTEE AND MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, WITH RESPECT TO THIS DATA OR THE ACCURACY, CURRENCY OR COMPLETE THEREOF. BY ACCEPTING THIS DATA, THE RECIPIENT AGREES THAT NEITHER FUCMC, ITS EMPLOYEES NOR ANY OF ITS AFFILIATES SHALL HAVE ANY LIABILITY TO THE RECIPIENT OR ANY OTHER ENTITY CLAIMING BY OR THROUGH THE RECIPIENT FOR ANY LOSS, INJURY, DAMAGES OR EXPENSES ARISING FROM OR OCCASIONED BY OR THROUGH THIS DATA, THE RELIANCE THEREON BY THE RECIPIENT OR ANY OTHER PARTY OR THE PROVISION THEREOF BY FUCMC.

          THIS DATA IS FOR YOUR INFORMATION ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES, INCLUDING ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA. FUCMC OR ITS AFFILIATES MAY PROVIDE ADVICE OR MAY FROM TIME TO TIME ACQUIRE, HOLD OR SELL POSITIONS IN ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA, EITHER FOR ITS OWN ACCOUNT OF FOR THE ACCOUNT OF OTHERS A SUBSIDIARY OF FIRST UNION CORPORATION AND IS A MEMBER OF THE NYSE, THE NASD AND THE SIPC.

                                 [FIRST UNION]

                               [THE MONEY STORE]

                            AVAILABLE FUNDS CAP RATE

  TO CALL
   PRIME   15
   5YCMT   15


   Pool2   Step

Period     Date        Cap    Period     Date       Cap      Period      Date      Cap       Period     Date    Cap
   1       7/15/99    9.0508    31      1/15/02   15.28393     61      7/15/04    15.6517     91      1/15/07   15.61391
   2       8/15/99  15.30016    32      2/15/02   16.92055     62      8/15/04    15.65094    92      2/15/07   17.28452
   3       9/15/99  15.80981    33      3/15/02   15.28219     63      9/15/04    16.17182    93      3/15/07   15.60966
   4      10/15/99  15.29946    34      4/15/02   15.79066     64      10/15/04   15.64934    94      4/15/07   16.12765
   5      11/15/99  15.80906    35      5/15/02   15.28035     65      11/15/04   16.17012    95      5/15/07   15.60505
   6      12/15/99  15.29871    36      6/15/02    15.7887     66      12/15/04   15.64764    96      6/15/07   16.12268
   7       1/15/00  15.29831    37      7/15/02   15.27839     67       1/15/05   15.64675    97      7/15/07   15.60003
   8       2/15/00  16.35293    38      8/15/02   15.27737     68       2/15/05   17.32218    98      8/15/07   15.59735
   9       3/15/00  15.29749    39      9/15/02   15.78552     69       3/15/05    15.6449    99      9/15/07   16.11437
  10       4/15/00  15.80695    40     10/15/02   15.27523     70       4/15/05   16.16539   100     10/15/07   15.59163
  11       5/15/00   15.2966    41     11/15/02   15.78325     71       5/15/05   15.64293   101     11/15/07   16.10819
  12       6/15/00  15.80601    42     12/15/02   15.27296     72       6/15/05   16.16329   102     12/15/07   15.58536
  13       7/15/00  15.29566    43      1/15/03   15.27177     73       7/15/05   15.64083   103      1/15/08   15.58199
  14       8/15/00  15.29516    44      2/15/03   16.90668     74       8/15/05   15.63973   104      2/15/08   16.65284
  15       9/15/00  15.80447    45      3/15/03   15.26929     75       9/15/05   16.15987   105      3/15/08   15.57475
  16      10/15/00  15.29412    46      4/15/03   15.77693     76      10/15/05   15.63741   106      4/15/08   16.08987
  17      11/15/00  15.80336    47      5/15/03   15.26666     77      11/15/05   16.15741   107      5/15/08   15.56673
  18      12/15/00  15.29302    48      6/15/03   15.77413     78      12/15/05   15.63495   108      6/15/08   16.08114
  19       1/15/01  15.29244    49      7/15/03   15.26387     79      1/15/06    15.63365   109      7/15/08   15.55782
  20       2/15/01  16.93025    50      8/15/03   15.26241     80      2/15/06     17.3072   110      8/15/08   15.55298
  21       3/15/01  15.29123    51      9/15/03    15.7696     81      3/15/06    15.63092   111      9/15/08   16.06612
  22       4/15/01  15.80028    52     10/15/03   15.25936     82      4/15/06    16.15047   112     10/15/08   15.54243
  23       5/15/01  15.28994    53     11/15/03   15.76635     83      5/15/06      15.628   113     11/15/08   16.05456
  24       6/15/01  15.79891    54     12/15/03   15.25611     84      6/15/06    16.14734   114     12/15/08   15.53708
  25       7/15/01  15.28857    55      1/15/04   15.39179     85      7/15/06    15.62486   115      1/15/09   15.5375
  26       8/15/01  15.28785    56      2/15/04   16.73489     86      8/15/06     15.6232   116      2/15/09   17.20271
  27       9/15/01  15.79668    57      3/15/04   15.65456     87      9/15/06    16.14219   117      3/15/09   15.53837
  28      10/15/01  15.28635    58      4/15/04   16.17567     88      10/15/06   15.61969   118      4/15/09   16.05677
  29      11/15/01  15.79509    59      5/15/04   15.65317     89      11/15/06   16.13843   119      5/15/09   15.53927
  30      12/15/01  15.28476    60      6/15/04   16.17419     90      12/15/06   15.61591   120      6/15/09   16.05771


 Period    Date      Cap         Period     Date      Cap       Period     Date       Cap
  121     7/15/09   15.54019      151     1/15/12   15.55943     182     8/15/14    15.62429
  122     8/15/09   15.54067      152     2/15/12   16.63345     183     9/15/14    16.14938
  123     9/15/09   16.05919      153     3/15/12   15.56124     184    10/15/14    15.6328
  124    10/15/09   15.54164      154     4/15/12   16.08092     185    11/15/14    16.15865
  125    11/15/09   16.06021      155     5/15/12   15.56315     186    12/15/14    15.64226
  126    12/15/09   15.54265      156     6/15/12   16.08295     187     1/15/15    15.64739
  127     1/15/10   15.54317      157     7/15/12   15.56517     188     2/15/15    17.32992
  128     2/15/10    17.2091      158     8/15/12   15.56622     189     3/15/15    15.6586
  129     3/15/10   15.54424      159     9/15/12   16.08621     190     4/15/15    16.18689
  130     4/15/10   16.06295      160    10/15/12   15.56842     191     5/15/15    15.67127
  131     5/15/10   15.54535      161    11/15/12   16.08856     192     6/15/15    16.20085
  132     6/15/10   16.06412      162    12/15/12   15.57076     193     7/15/15    15.68571
  133     7/15/10   15.5465       163     1/15/13   15.57198     194     8/15/15    15.69371
  134     8/15/10   15.5471       164     2/15/13   17.24253     195     9/15/15    16.22573
  135     9/15/10   16.06596      165     3/15/13   15.57587     196    10/15/15    15.71161
  136    10/15/10   15.54832      166     4/15/13   16.09719     197    11/15/15    16.24571
  137    11/15/10   16.06725      167     5/15/13   15.58004     198    12/15/15    15.72023
  138    12/15/10   15.54959      168     6/15/13   16.10165     199     1/15/16    15.7187
  139     1/15/11   15.55025      169     7/15/13   15.58452     200     2/15/16    16.80097
  140     2/15/11   17.2171       170     8/15/13   15.58688     201     3/15/16    15.71524
  141     3/15/11   15.55161      171     9/15/13   16.10898     202     4/15/16    16.23706
  142     4/15/11   16.07073      172    10/15/13   15.59188     203     5/15/16    15.71115
  143     5/15/11   15.55303      173    11/15/13   16.11435     204     6/15/16    16.23567
  144     6/15/11   16.07223      174    12/15/13    15.5973     205     7/15/16    15.71275
  145     7/15/11   15.55452      175     1/15/14   15.60017     206     8/15/16    15.71356
  146     8/15/11   15.55529      176     2/15/14   17.27494     207     9/15/16    16.23821
  147     9/15/11   16.07461      177     3/15/14   15.60631     208    10/15/16    15.71524
  148    10/15/11   15.55689      178     4/15/14    16.1299     209    11/15/16    16.23998
  149    11/15/11   16.0763       179     5/15/14     15.613     210    12/15/16    15.71698
  150    12/15/11   15.55856      180     6/15/14   16.13714     211     1/15/17    15.71788
                                  181     7/15/14   15.62034

          FIRST UNION CAPITAL MARKETS CORP. (FUCMC) HAS PROVIDED THIS DATA AS
AN ACCOMMODATION. BY ACCEPTING THIS DATA, THE RECIPIENT AGRESS THAT FUCMC DOES NOT GUARANTEE AND MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, WITH RESPECT TO THIS DATA OR THE ACCURACY, CURRENCY OR COMPLETENESS THEREOF. BY ACCEPTING THIS DATA, THE RECIPIENT AGREES THAT NEITHER FUCMC, ITS EMPLOYEES NOR ANY OF ITS AFFILIATES SHALL HAVE ANY LIABILITY TO THE RECIPIENT OR ANY OTHER ENTITY CLAIMING BY OR THROUGH THE RECIPIENT FOR ANY LOSS, INJURY, DAMAGES OR EXPENSES ARISING FROM OR OCCASIONED BY OR THROUGH THIS DATA, THE RELIANCE THEREON BY THE RECIPIENT OR ANY OTHER PARTY OR THE PROVISION THEREOF BY FUCMC.

          THIS DATA IS FOR YOUR INFORMATION ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES, INCLUDING ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA. FUCMC OR ITS AFFILIATES MAY PROVIDE ADVICE OR MAY FROM TIME TO TIME ACQUIRE, HOLD OR SELL POSITIONS IN ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA, EITHER FOR ITS OWN ACCOUNT OF FOR THE ACCOUNT O FUCMC IS A SUBSIDIARY OF FIRST UNION CORPORATION AND IS A MEMBER OF THE NYSE, THE NASD AND THE SIPC.

                                  [FIRST UNION]

                               [THE MONEY STORE]

                            AVAILABLE FUNDS CAP RATE

 TO CALL
 PRIME   7.75
 5YCMT   5.86

Pool 2  No Step

Period    Date       Cap     Period     Date      Cap       Period    Date       Cap       Period      Date      Cap
  1     7/15/99    9.0508      31      1/15/02   8.80144     61      7/15/04   8.83376       91      1/15/07   8.79136
  2     8/15/99   8.81542      32      2/15/02   9.74376     62      8/15/04   8.83282       92      2/15/07   9.73088
  3     9/15/99   9.10888      33      3/15/02   8.80018     63      9/15/04   9.12626       93      3/15/07   8.78692
  4    10/15/99   8.81466      34      4/15/02   9.09285     64     10/15/04   8.83088       94      4/15/07   9.07739
  5    11/15/99   9.10808      35      5/15/02   8.79887     65     11/15/04   9.12421       95      5/15/07   8.78214
  6    12/15/99   8.81388      36      6/15/02   9.09147     66     12/15/04   8.82885       96      6/15/07   9.07228
  7     1/15/00   8.81347      37      7/15/02   8.79751     67      1/15/05   8.82779       97      7/15/07   8.77701
  8     2/15/00   9.42086      38      8/15/02   8.79681     68      2/15/05   9.77243       98      8/15/07   8.77429
  9     3/15/00   8.81265      39      9/15/02    9.0893     69      3/15/05    8.8256       99      9/15/07   9.06385
  10    4/15/00   9.10597      40     10/15/02   8.79537     70      4/15/05   9.11861      100     10/15/07   8.76854
  11    5/15/00    8.8118      41     11/15/02   9.08778     71      5/15/05   8.82329      101     11/15/07   9.05766
  12    6/15/00   9.10508      42     12/15/02   8.79386     72      6/15/05   9.11617      102     12/15/07    8.7623
  13    7/15/00   8.81092      43      1/15/03   8.79309     73      7/15/05   8.82086      103      1/15/08   8.75898
  14    8/15/00   8.81047      44      2/15/03   9.73433     74      8/15/05   8.8196       104      2/15/08   9.35935
  15    9/15/00   9.10368      45      3/15/03   8.79149     75      9/15/05   9.11224      105      3/15/08   8.75191
  16   10/15/00   8.80954      46      4/15/03   9.08369     76     10/15/05   8.81696      106      4/15/08   9.03973
  17   11/15/00    9.1027      47      5/15/03   8.78983     77     11/15/05   9.10944      107      5/15/08   8.74418
  18   12/15/00   8.80858      48      6/15/03   9.08193     78     12/15/05   8.81418      108      6/15/08   9.03138
  19    1/15/01   8.80809      49      7/15/03   8.78809     79      1/15/06   8.81272      109      7/15/08    8.7357
  20    2/15/01   9.75126      50      8/15/03   8.78719     80      2/15/06   9.75529      110      8/15/08   8.73115
  21    3/15/01   8.80708      51      9/15/03   9.07915     81      3/15/06   8.80969      111      9/15/08   9.01725
  22    4/15/01   9.10011      52     10/15/03   8.78534     82      4/15/06   9.10171      112     10/15/08   8.72133
  23    5/15/01   8.80603      53     11/15/03   9.07719     83      5/15/06   8.80647      113     11/15/08   9.00657
  24    6/15/01   9.09901      54     12/15/03    8.7834     84      6/15/06   9.09828      114     12/15/08   8.71619
  25    7/15/01   8.80495      55      1/15/04    8.8035     85      7/15/06   8.80304      115      1/15/09   8.71635
  26    8/15/01   8.80439      56      2/15/04   9.44765     86      8/15/06   8.80125      116      2/15/09   9.65042
  27    9/15/01   9.09728      57      3/15/04   8.83729     87      9/15/06   9.09271      117      3/15/09   8.71667
  28   10/15/01   8.80324      58      4/15/04   9.13098     88     10/15/06   8.79749      118      4/15/09    9.0074
  29   11/15/01   9.09607      59      5/15/04   8.83556     89     11/15/06    9.0887      119      5/15/09   8.71701
  30   12/15/01   8.80205      60      6/15/04   9.12916     90     12/15/06   8.79347      120      6/15/09   9.00775


 Period      Date      Cap          Period      Date      Cap          Period     Date       Cap
   121     7/15/09    8.71736         151     1/15/12   8.72484         182     8/15/14    8.72635
   122     8/15/09    8.71754         152     2/15/12   9.32694         183     9/15/14    9.01694
   123     9/15/09    9.00831         153     3/15/12   8.72556         184    10/15/14    8.72578
   124    10/15/09     8.7179         154     4/15/12   9.01681         185    11/15/14    9.01633
   125    11/15/09     9.0087         155     5/15/12   8.72633         186    12/15/14    8.72515
   126    12/15/09    8.71829         156     6/15/12   9.01762         187     1/15/15    8.72481
   127     1/15/10    8.71849         157     7/15/12   8.72714         188     2/15/15    9.65922
   128     2/15/10    9.65283         158     8/15/12   8.72756         189     3/15/15    8.72407
   129     3/15/10     8.7189         159     9/15/12   9.01893         190     4/15/15    9.01446
   130     4/15/10    9.00974         160    10/15/12   8.72845         191     5/15/15    8.72324
   131     5/15/10    8.71932         161    11/15/12   9.01988         192     6/15/15    9.01355
   132     6/15/10    9.01019         162    12/15/12   8.72939         193     7/15/15    8.72231
   133     7/15/10    8.71976         163     1/15/13   8.72989         194     8/15/15    8.72179
   134     8/15/10    8.71999         164     2/15/13   9.66509         195     9/15/15    9.01195
   135     9/15/10     9.0109         165     3/15/13   8.72963         196    10/15/15    8.72066
   136    10/15/10    8.72047         166     4/15/13   9.02047         197    11/15/15    9.01069
   137    11/15/10     9.0114         167     5/15/13   8.72934         198    12/15/15    8.71867
   138    12/15/10    8.72096         168     6/15/13   9.02017         199     1/15/16    8.71722
   139     1/15/11    8.72122         169     7/15/13   8.72904         200     2/15/16    9.31676
   140     2/15/11    9.65593         170     8/15/13   8.72888         201     3/15/16    8.71403
   141     3/15/11    8.72175         171     9/15/13   9.01967         202     4/15/16    9.00267
   142     4/15/11    9.01276         172    10/15/13   8.72854         203     5/15/16    8.71035
   143     5/15/11    8.72231         173    11/15/13   9.01931         204     6/15/16    9.00076
   144     6/15/11    9.01335         174    12/15/13   8.72817         205     7/15/16    8.71048
   145     7/15/11    8.72289         175     1/15/14   8.72798         206     8/15/16    8.71054
   146     8/15/11     8.7232         176     2/15/14    9.6629         207     9/15/16    9.00096
   147     9/15/11    9.01429         177     3/15/14   8.72756         208    10/15/16    8.71067
   148    10/15/11    8.72383         178     4/15/14   9.01825         209    11/15/16     9.0011
   149    11/15/11    9.01496         179     5/15/14   8.72711         210    12/15/16    8.71081
   150    12/15/11     8.7245         180     6/15/14   9.01777         211     1/15/17    8.71088
                                      181     7/15/14   8.72662         212     2/15/17    9.64427
                                                                        213     3/15/17    8.71147
                                                                        214     4/15/17    9.00147
                                                                        215     5/15/17    8.71118


          FIRST UNION CAPITAL MARKETS CORP. (FUCMC) HAS PROVIDED THIS DATA AS AN ACCOMMODATION. BY ACCEPTING THIS DATA, THE RECIPIENT AGRESS THAT FUCMC DOES NOT GUARANTEE AND MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR
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AGREES THAT NEITHER FUCMC, ITS EMPLOYEES NOR ANY OF ITS AFFILIATES SHALL HAVE
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RECIPIENT FOR ANY LOSS, INJURY, DAMAGES OR EXPENSES ARISING FROM OR OCCASIONED
BY OR THROUGH THIS DATA, THE RELIANCE THEREON BY THE RECIPIENT OR ANY OTHER PARTY OR THE PROVISION THEREOF BY FUCMC.

          THIS DATA IS FOR YOUR INFORMATION ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES, INCLUDING ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA. FUCMC OR ITS AFFILIATES MAY PROVIDE ADVICE OR MAY FROM TIME TO TIME ACQUIRE, HOLD OR SELL POSITIONS IN ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA, EITHER FOR ITS OWN ACCOUNT OF FOR THE ACCOUNT OF OTHERS A SUBSIDIARY OF FIRST UNION CORPORATION AND IS A MEMBER OF THE NYSE, THE NASD AND THE SIPC.